SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant |X|      Filed by a party other than the Registrant |_|

Check the appropriate box:

|_|	Preliminary proxy statement.

|_|	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

|X|	Definitive proxy statement.

|_|	Definitive additional materials.

|_|	Soliciting material under Rule 14a-12.

ELECTRO ENERGY INC.

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

|X|	No fee required.

|_|	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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|_|	Fee paid previously with preliminary materials.

|_|	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

30 Shelter Rock Road
Danbury, Connecticut 06810

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 14, 2007

Dear Shareholder:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Electro Energy Inc. (the “Company”) will be held at The Marriott Courtyard, 3 Eagle Road, Danbury, Connecticut 06810, on December 14, 2007, at 10:00 a.m., local time. The accompanying Information Statement is being delivered in connection with:

1.     The election of the named nominees to our Board of Directors for the terms indicated;

2.     The approval of a proposed amendment to the Company’s 2005 Stock Option and Incentive Plan. to allow for the granting of restricted stock to key employees and certain other changes;

3.     The approval of an amendment to our Articles of Incorporation to increase our authorized shares of Common Stock from 50,000,000 to 250,000,000 shares;

4.     The approval of an amendment to the Company’s By-Laws to (i) permit the Board of Directors to schedule the date of its meetings and the Company’s Annual Meetings at its discretion, (ii) increase the number of days from which the Company can select a record date in order to be consistent with the existing terms of the By-Laws, (iii) allow for the use of paperless stock certificates in accordance with the new guidelines of the Securities and Exchange Commission and (iv) change the name appearing in the By-Laws from the Company’s predecessor, “MCG Diversified Inc.”, to “Electro Energy, Inc.”

5.     The ratification of the appointment of Marcum & Kliegman, LLP as our independent registered public auditors for the fiscal year ending December 31, 2007, and

6.     The transaction of such other business as may properly come before the meeting.

        Included with this mailing is the Company’s Annual Report on Form 10-KSB for fiscal year ended December 31, 2006, which includes Financial Statements and the Management’s Discussion and Analysis of Financial Conditions and Results of Operations for fiscal year ended December 31, 2006. For a copies of the Company’s updated financial statements on Form 10-QSB, please visit our website at www.electroenergyinc.com, or the Securities and Exchange website at www.sec.gov. The Board of Directors has fixed the close of business on November 9, 2007, as the record date (the “Record Date”) for the meeting, and only holders of the Company’s Common Stock of record at such time will be entitled to vote at the meeting or any adjournment thereof.

By Order of the Board of Directors,
/s/ Michael E. Reed

November 19, 2007	Michael E. Reed President and Chief Executive Officer

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

iii

TABLE OF CONTENTS

30 Shelter Rock Road
Danbury, Connecticut 06810
203-797-2699

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
December 14, 2007

Notice of Annual Meeting	iii

General Information About the Annual Meeting	1
Dissenters’ Rights of Appraisal	4
Security Ownership of Certain Beneficial Owners and Management	4
Section 16(a) Beneficial; Ownership Reporting Compliance	6
Board of Directors and Executive Officers	6
Report of the Audit Committee	10
Executive Compensation	11
Report of the Compensation Committee	14
Code of Ethics	17
Attendance at Annual Meetings	17
Stockholder Communication Policy	18
“Householding” of Proxy Materials	18
Proposal One: Election of Directors	19
Proposal Two: Amendment of 2005 Stock Option and Incentive Plan	22
Proposal Three: Approval of Increase in Number of Authorized Shares of Common Stock	26
Proposal Four: Amendments to the By-Laws	27
Proposal Five: Ratification of Independent Auditors	30
Certain Relationships and Related Transactions	31
Stockholders’ Proposals and Nominations	32
Other Information	32
Other Matters	32
Appendix A: Amended and Restated 2005 Stock Option and Incentive Plan	33
Appendix B: Amended and Restated By-Laws of Electro Energy, Inc.	41

PROXY CARD	51

iv

30 Shelter Rock Road
Danbury, Connecticut 06810
203-797-2699

PROXY STATEMENT
 FOR THE ANNUAL MEETING OF STOCKHOLDERS
December 14, 2007

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Why did you send me this Proxy Statement?

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Electro Energy, Inc., a Florida corporation (the “Company”), of proxies, in the accompanying form, to be used at the Annual Meeting of Stockholders to be held at The Marriott Courtyard, 3 Eagle Road in Danbury, Connecticut on December 14, 2007 at 10:00 a.m., and any adjournments thereof (the “Meeting”). This Proxy Statement, along with the Notice of Annual Meeting of Stockholders, summarizes the purposes of the Meeting and the information you need to know about the Meeting.

This Proxy Statement, the Notice of Annual Meeting of Stockholders and the accompanying proxy card are being mailed on or about November 28, 2007 to all stockholders entitled to notice of and to vote at the Meeting.

Who can vote?

Only those stockholders who owned Electro Energy, Inc. common stock, $0.01 par value per share (the “Common Stock”) or Series A Convertible Preferred Stock, par value $0.0001 per share, of the Company (the “Preferred Stock” and, together with the Common Stock, the “Shares”), at the close of business on the record date are entitled to vote at the Meeting. The close of business on November 9, 2007 has been fixed as the record date for determining the stockholders entitled to notice of and to vote at the Meeting (the “Record Date”). As of the close of business on the Record Date, the Company had 28,811,798 shares of Common Stock and 160 shares of Series A Convertible Preferred Stock outstanding and entitled to vote.

You do not need to attend the Meeting to vote your Shares. Shares represented by valid proxies, received in time for the Meeting and not revoked prior to the Meeting, will be voted at the Meeting. A stockholder may revoke a proxy before the proxy is voted by delivering to our Corporate Secretary a signed statement of revocation or a duly executed proxy card bearing a later date. Any stockholder who has executed a proxy card but attends the meeting in person may revoke the proxy and vote at the meeting.

How many votes do I have?

Each share of Common Stock is entitled to one vote, and each outstanding share of series A convertible preferred stock is entitled to such number of votes equal to the number of shares of Common Stock into which such shares of series A convertible preferred stock are convertible pursuant to the provisions of the Certificate of Designation for the series A convertible preferred stock.

How do I vote?

Whether you plan to attend the Meeting or not, we urge you to vote by proxy. Voting by proxy will not affect your right to attend the Meeting. If your Shares are registered directly in your name through our stock transfer agent, Continental Stock Transfer & Trust Company, or you have stock certificates, you may vote:

•	By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your Shares voted, they will be voted as recommended by the Company’s Board of Directors.

•	In person at the Meeting. If you attend the Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Meeting.

If your Shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your Shares and can do so as follows:

•	By mail. You will receive instructions from your broker or other nominee explaining how to vote your Shares.

•	In person at the Meeting. Contact the broker or other nominee who holds your Shares to obtain a broker’s proxy card and bring it with you to the Meeting. You will not be able to vote at the Meeting unless you have a proxy card from your broker.

How does the Board of Directors recommend I vote on the Proposals?

The Board of Directors recommends that you vote for all proposals as follows:

•	”FOR” the election of the nominees of the Board of Directors;

•	”FOR” the approval of the amendment and restatement of the 2005 Stock Option and Incentive Plan;

•	“FOR” the approval of an amendment to the Articles of Organization increasing the number of authorized shares of common stock.

•	“FOR” the approval of the amendments to the By-Laws of the Company;

•	“FOR” the approval of the appointment of Marcum & Kleigman as our independent registered auditors for the fiscal year ending December 31, 2007.

If any other matter is presented, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this Proxy Statement was printed, we knew of no matters that needed to be acted on at the Meeting, other than those discussed in this Proxy Statement.

May I revoke my proxy?

If you give us your proxy, you may revoke it any time before the Meeting. You may revoke your proxy in any one of the following ways:

•	By signing a new proxy card and submitting it as instructed above;

•	If your Shares are held in street name, revoking by written notice, as instructed above. Only your latest vote will be counted. If your shares are held in street name, you will not be able to vote at the meeting unless you have a proxy card from your broker;

•	Attending the Meeting in person and voting in person. Attending the Meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

Any stockholder who has executed a proxy but is present at the Meeting, and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding paragraph.

What if I receive more than one proxy card?

You may receive more than one proxy card or voting instruction form if you hold your Shares in more than one account, which may be registered in form or held in street name. Please vote in the manner described under How do I vote? for each account to ensure that all of your Shares are voted.

Will My Shares be Voted if I Do Not Return My Proxy Card?

If your Shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the meeting as described above under How do I vote? If you hold your Shares through a broker, bank or other representative, generally the broker or your representative may only vote the Common Stock or Preferred Stock, as applicable, that it holds for you in accordance with your instructions. We encourage you to provide voting instructions. This ensures your Shares will be voted at the Meeting in the manner you desire. However, if it has not timely received your instructions, the broker or your representative may vote on only certain matters for which it has discretionary voting authority. If a broker or your representative cannot vote on a particular matter because it does not have discretionary voting authority, or if a broker or your representative may, but does not, exercise such discretionary authority, this is a “broker non-vote” on that matter.

What vote is required to approve each proposal and how are votes counted?

The affirmative vote of a plurality of the shares constituting a quorum is required for the approval of Proposal 1. The affirmative vote of a majority of the shares constituting a quorum is required for the approval of Proposals 2, 3, 4, and 5.

Where a stockholder specifies a choice on the proxy as to how his or her Shares are to be voted on a particular matter, the Shares will be voted accordingly. If no choice is specified, the Shares will be voted “FOR” the election of the nominees to the Board of Directors and “FOR” the ratification of the independent registered auditor of the Company. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date.

What are the costs of soliciting these proxies?

The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex and personal solicitation by the directors and officers of the Company. No additional compensation will be paid for such solicitation.

What constitutes a quorum for the Meeting?

Shares represented in person or by valid proxies in the form enclosed received in time for use at the Meeting and not revoked at or prior to the Meeting, will be voted at the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Common Stock is necessary to constitute a quorum at the Meeting. Votes of stockholders of record who are present at the Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

DISSENTERS’ RIGHT OF APPRAISAL

               No action has been taken in connection with the corporate actions described herein by our Board of Directors or the voting shareholders for which Florida law, our articles of incorporation or bylaws provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder’s shares. Our shareholders do not have dissenters’ rights with respect to the matters to be approved by the shareholders as described in this information statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information regarding the number of shares of our common stock beneficially owned as of the record date by:

        •   each person who is known by us to beneficially own 5% or more of our common stock,
        •   each of our directors and executive officers, and
        •   all of our directors and executive officers as a group.

Unless otherwise indicated, the address of each of the persons listed below is Electro Energy Inc., 30 Shelter Rock Road, Danbury, Connecticut 06810.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percentage of Shares Beneficially Owned(2)

5% or Greater Stockholders

Lithium Nickel Asset Holding Company I 7 South Jersey Ave. East Setauket, NY 11733	8,750,000	(3)	27.51	%(4)
KIT Financial, Inc. 610 Anacapa Street, Suite D-11 Santa Barbara, CA 93101	2,815,000	(5)	9.77	%(6)

Executive Officers and Directors

Martin G. Klein	6,379,782	(7)	22.14%
Bruce L. Lev	1,089,278	(8)	3.75	%(9)
Farhad Assari	92,950	(10)	0.32	%(11)
Robert Hamlen	12,500	(12)	0.04	%(13)
William Wylam	6,250	(14)	0.02	%(15)
Lawrence Schafran	12,500	(16)	0.04	%(17)
Michael E. Reed	316,745	(18)	1.09	%(19)
Timothy E. Coyne	37,500	(20)	0.13	%(21)
Directors and executive officers as a group (eight persons)	7,947,505		27.13	%(22)

(1)	Unless otherwise indicated, includes shares owned by a spouse, minor children, by relatives sharing the same home and entities owned or controlled by the named person. Also includes shares if the named person has the right to acquire such shares within 60 days after November 9, 2007, by the exercise of any warrant, stock option or other right. Unless otherwise noted, shares are owned of record and beneficially by the named person. Does not include (i) 493,707 shares of common stock issued to, (ii) 85,950 shares of common stock issuable upon the exercise of warrants held by and (iii) 31,250 shares of common stock issuable upon the exercise of options formerly held by Mr. Bagatelle.

(2)	Unless otherwise indicated, based upon 28,811,798 shares of common stock outstanding on November 9, 2007 ; does not include 64,000 shares of common stock issuable upon conversion of series A convertible preferred stock.

(3)	Includes (i) 5,750,000 shares of common stock outstanding and 3,000,000 shares of common stock issuable upon the exercise of warrants held by Lithium Nickel Asset Holding Company I.

(4)	Based upon (i) 28,811,798 shares of common stock outstanding, plus (ii) 3,000,000 shares of common stock issuable upon the exercise of warrants.

(5)	Includes (i) 2,500,000 shares of common stock outstanding and (ii) 315,000 shares of common stock outstanding held by an affiliate of KIT Financial, Inc. Does not include 2,500,000 shares of common stock issuable upon the exercise of the warrant held by KIT Financial, Inc. (the “KIT Warrant”), which has an exercise price of $0.30 per share and is exercisable within three years of any issuance of shares of common stock or securities exercisable, convertible or exchangeable into common stock, to future third-party investors, that occurs on or before October 25, 2009. In no event shall the total amount of common stock issuable under the KIT Warrant exceed the lesser of (i) that number of shares, which when added to (x) 2.815 million plus (y) any additional shares of common stock issued to KIT Financial, Inc. pursuant to the Stock and Warrant Purchase Agreement entered into between KIT Financial, Inc. and the Company, exceed 9.98% of the total outstanding common stock of EEI at the time of exercise or (ii) 2.5 million shares.

(6)	Based upon (i) 28,811,798 shares of common stock outstanding, plus (ii) 2,500,000 shares of common stock issuable upon the exercise of warrants.

(7)	Includes (i) 4,874,912 shares of common stock outstanding held by Mr. Klein, (ii) 250,000 shares of common stock outstanding held by Susan Klein, (iii) 627,435 shares of common stock outstanding held by Michael Klein and (iv) 627,435 shares of common stock outstanding held by Alison Klein & Stephen Okinow. Mr. Klein expressly disclaims beneficial ownership of the common stock owned or acquirable by the other investors.

(8)	Includes (i) 428,689 shares of common stock outstanding, 20,000 shares of common stock issuable upon conversion of series A convertible preferred stock and 95,950 shares of common stock issuable upon the exercise of warrants held by the Trust FBO Thomas L. Kempner and (ii) 428,689 shares of common stock outstanding, 20,000 shares of common stock issuable upon conversion of series A convertible preferred stock and 95,950 shares of common stock issuable upon the exercise of warrants held by the estate of Alan H. Kempner.

(9)	Based upon (i) 28,811,798 shares of common stock outstanding, plus (ii) 40,000 shares of common stock issuable upon conversion of series A convertible preferred stock and 171,900 shares of common stock issuable upon the exercise of warrants.

(10)	Includes (i) 20,000 shares of common stock outstanding and 18,750 shares of common stock issuable upon the exercise of options held by Mr. Assari and (ii) 42,800 shares of common stock outstanding and 11,400 shares of common stock issuable upon the exercise of warrants held by Merkantil 7, Inc., an affiliate of Mr. Assari.

(11)	Based upon (i) 28,811,798 shares of common stock outstanding, plus (ii) 11,400 shares of common stock issuable upon the exercise of warrants and (iii) 118,750 shares of common stock issuable upon the exercise of options.

(12)	Includes 12,500 shares of common stock issuable upon the exercise of options held by Mr. Hamlen.

(13)	Based upon (i) 28,811,798 shares of common stock outstanding, plus (ii) 12,500 shares of common stock issuable upon the exercise of options.

(14)	Includes 6,250 shares of common stock issuable upon the exercise of options held by Mr. Wylam.

(15)	Based upon (i) 28,811,798 shares of common stock outstanding, plus (ii) 6,250 shares of common stock issuable upon the exercise of options.

(16)	Includes 12,500 shares of common stock issuable upon the exercise of options held by Mr. Schafran.

(17)	Based upon (i) 28,811,798 shares of common stock outstanding, plus (ii) 12,500 shares of common stock issuable upon the exercise of options.

(18)	Includes 166,745 shares of common stock outstanding and 150,000 shares of common stock issuable upon the exercise of options held by Mr. Reed.

(19)	Based upon (i) 28,811,798 shares of common stock outstanding, plus (ii) 150,000 shares of common stock issuable upon the exercise of options.

(20)	Includes 37,500 shares of common stock issuable upon the exercise of options held by Mr. Coyne.

(21)	Based upon (i) 28,811,798 shares of common stock outstanding, plus (ii) 37,500 shares of common stock issuable upon the exercise of options.

(22)	Based upon (i) 28,811,798 shares of common stock outstanding, plus (ii) 40,000 shares of common stock issuable upon conversion of series A convertible preferred stock, plus (iii) 289,250 shares of common stock issuable upon the exercise of warrants, plus (iv) 268,750 shares of common stock issuable upon exercise of options.

No other person or group has reported that it is the beneficial owner of more than 5% of the outstanding Common Stock of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Based solely on a review of Forms 3 and 4 and amendments thereto, furnished to the Corporation during the fiscal year ended December 31, 2006 and Forms 5 and any amendments thereto furnished to the Corporation with respect to the fiscal year ended December 31, 2007, no director, officer or beneficial owner of more than 10% of the Corporation’s equity securities failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the fiscal year ended December 31, 2006.

CORPORATE GOVERNANCE

Board of Directors and Executive Officers

        Warren D. Bagatelle, a member of the Board of Directors of the Company, passed away on May 31, 2007. Mr. Bagatelle served as a director of the Company since 2004 and was a member of the Nomination and Governance Committee, and served as the Chairman of the Audit & Finance Committee. As provided in the company’s bylaws, the remaining members of the board may appoint a replacement to serve until the end of Mr. Bagatelle’s original term which expires at the Company’s annual meeting in 2008.

        On June 15, 2007, the Board of Directors of the Company elected Bruce Lev, effective June 15, 2007, to replace Mr. Bagatelle. Mr. Lev shall hold office for the balance of Mr. Bagatelle’s term, which will expire at the annual election of directors in 2008 and until his successor is duly elected and qualified. Martin G. Klein, Chairman of the Board, introduced Mr. Lev as a potential candidate to the Company. After performing the due diligence that the members of the Board of Directors determined, in their reasonable business judgment, was appropriate under the circumstances, the Board of Directors decided to elect Mr. Lev to the Board of Directors. Mr. Lev has also been appointed to serve as the Chairman of the Company’s Audit & Finance Committee, and will also serve as its financial expert. Mr. Lev will also serve as a member of the Company’s Compensation Committee.

        There are no family relationships between Mr. Lev and any of the other executive officers or directors of the Registrant.

        In addition, on June 15, 2007, Joseph Engelberger notified the Board of Directors of the Company that he was resigning as a member of the Company’s Board of Directors, Chairman of the Compensation Committee and member of the Audit Committee, effective immediately. Mr. Engelberger joined the Board in 1992. The resignation of Mr. Engelberger was solely for personal reasons and did not involve any disagreement with the Company, the management of the Company or the Board. As a result of Mr. Engelberger’s resignation, the Board of Directors appointed William Wylam, effective June 15, 2007, to serve as the Chairman of the Compensation Committee and Mr. Robert Hamlen, effective June 25, 2007, to serve as a member of the Audit & Finance Committee.

Director Independence

        All the nominees are currently Directors of the Company and each has consented to continue serving as a Director. Upon the appointment of the proposed slate of Directors, a majority of our Board will be “independent” within the meaning of the Securities Exchange Act of 1934 (the “Exchange Act”) and the director independence standards of the NASDAQ Stock Market, Inc., as currently in effect. Bruce L. Lev, Robert Hamlen, William Wylam and Lawrence Schafran would be considered “independent” as that term is used in Item 7(d)(3)(iv) of schedule 14A under the Securities Exchange Act of 1934.

Board and Committee Meetings

Board Meetings

        During fiscal year 2006, the Board of Directors held six meetings and all Directors attended at least 75% of all meetings. Our policy is to expect each of our Board members or nominees to attend each of our Annual Shareholders Meetings, barring any reasonable conflicts.

Standing Committees

        In June 2004, our Board formed an Audit Committee and a Corporate Governance and Compensation Committee. The Corporate Governance and Compensation Committee was then segregated into a Corporate Governance and Nominating Committee and a Compensation Committee. All members of our standing committees are “independent,” within the meaning of the Exchange Act and the director independence standards of the NASDAQ Stock Market, Inc., as currently in effect. In August 2004, our Board adopted separate charters for our Audit Committee and our Corporate Governance and Nominating Committee. The Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee charters are available on the Company’s website at http://www.electroenergyinc.com and are available to you in print from the website or upon request. The information on our website is not a part of this Proxy Statement or incorporated into any other filings we make with the Securities and Exchange Commission.

Audit Committee

        As of the date of this Information Statement, our Audit Committee members are Bruce L. Lev, Chair, Lawrence G. Schafran and Robert Hamlen. During fiscal 2006, the Audit Committee held three meetings.

        Each member of the Audit Committee possesses the required level of financial literacy and the current standards of requisite financial management expertise required by applicable rules and regulations. The Audit Committee was established according to the definition of “audit committee” as described in the Exchange Act. None of the members of the Audit Committee have any relationship to the Company or any of its subsidiaries or affiliates that may interfere with the exercise of their independence from management and the Company.

        The Board has determined that Bruce L. Lev qualifies as its “audit committee financial expert” as required by applicable rules and regulations.

        The Committee assists the Board of Directors in fulfilling its oversight responsibility relating to (i) the integrity of Electro Energy’s financial statements, the financial reporting process, and the systems of internal accounting and financial controls; (ii) the performance of Electro Energy’s internal audit function; (iii) the appointment, engagement, compensation and performance of the Company’s independent auditors and the evaluation of their qualifications and independence; and (iv) Electro Energy’s policies and legal and regulatory requirements, including the Company’s disclosure controls and procedures. Additionally, the Committee, consistent with the Sarbanes-Oxley Act of 2002 and the related rules, as amended, meets with management and the auditors prior to the filing of the Officers’ certification with the SEC to receive information concerning, among other things, significant deficiencies in the design or operation of internal controls. The independent auditors report directly to the Audit Committee.

        The Audit Committee acts in accordance with a written charter adopted by the Board of Directors. The Committee reviews this charter annually. Its Report for 2006 follows the descriptions of our committees.

Corporate Governance and Nominating Committee

        The current members of our Corporate Governance and Nominating Committee include Dr. Robert Hamlen, Chair, Martin Klein and Lawrence Schafran. During 2006, the Committee, comprised of Mssrs. Hamlen, Lev, Klein and Engelberger, held one meeting and acted by written consent in lieu of meeting once. Messrs. Reed, Wylam and Schafran were nominated as members of the Board of Directors by the Board of Directors acting as a whole.

        The Corporate Governance and Nominating Committee is appointed by the Board of Directors to (1) assist the Board by identifying individuals qualified to become Board members, and to recommend to the Board the director nominees for each annual meeting of shareholders; (2) develop and recommend to the Board the Corporate Governance Guidelines applicable to the Company; (3) lead the Board in its annual review of the Board’s performance; and (4) recommend to the Board director nominees for each committee.

        The Corporate Governance and Nominating Committee is responsible for reviewing with the Board, on an annual basis, the requisite skills and characteristics of Board members, as well as the composition of the Board as a whole. This assessment includes a consideration of independence, diversity, age, skills, experience and industry backgrounds in the context of the needs of the Board and the Company, as well as the ability of members (and candidates for membership) to devote sufficient time to performing their duties in an effective manner. Directors are expected to exemplify the highest standards of personal and professional integrity and to constructively challenge management through their active participation and questioning.

        This Committee also reviews nominees suggested by shareholders, if any, and advises such shareholders of the outcome of their suggestions. The Committee considers recommendations for Board candidates submitted by shareholders using the same criteria it applies to recommendations from directors and members of management. The recommendation must set forth (i) the name and address as they appear on the Company’s books of the stockholder making the recommendation and the class and number of shares of capital stock of the Company beneficially owned by such stockholder and (ii) the name of the candidate and all information relating to the candidate that is required to be disclosed in solicitations of proxies for election of directors under the federal proxy rules. The recommendation must be accompanied by the candidate’s written consent to being named in the Company’s proxy statement as a nominee for election to the Board and to serving as a director, if elected. Stockholders must also comply with all requirements of the Company’s By-Laws with respect to nomination of persons for election to the Board of Directors. See “Stockholders Proposals and Nominations” for requirements for submissions. Subject to limitations in our Amended and Restated Articles of Incorporation, By-Laws and applicable law, shareholders may submit recommendations by providing the name and address of the candidate, and a detailed description of his or her experience and other qualifications for the position, in writing addressed to this Committee in care of Electro Energy Inc., 30 Shelter Rock Road, Danbury, Connecticut 06810. The notice may be sent at any time, but for a candidate to be considered by the Committee as a nominee for an annual shareholder meeting, we must receive the written information at least 150 days before the anniversary of the date of the prior year’s proxy or information statement.

        The Corporate Governance and Nominating Committee did not receive any recommendations from shareholders regarding candidates to serve on the Board for the 2007 Annual Meeting of Shareholders.

        The Corporate Governance and Nominating Committee has, based on the needs of the Board (such as independence, industry or other professional expertise, relevant skills and experience and diversity) made certain evaluations for the selection of individuals to be considered as candidates for election to the Board, including the Messrs. Lawrence G. Schafran, William Wylam and Michael Reed in 2006. The Committee actively seeks individuals qualified to become Board members for recommendation to the Board.

        The Corporate Governance and Nominating Committee has also reviewed individual director performance in connection with the decision whether such director should be re-nominated to the Board by examining factors such as experience, business judgment, integrity, time and commitment, teamwork and independence.

        After such review and recommendations by the Corporate Governance and Nominating Committee, the Board has nominated the persons set forth in Proposal 1 for election as members of the Board.

        The Corporate Governance and Nominating Committee believes that nominees for election to the Board of Directors should possess sufficient business or financial experience and a willingness to devote the time and effort necessary to discharge the responsibilities of a director. This experience can include, but is not limited to, service on other boards of directors or active involvement with other boards of directors, as well as experience in the industries in which the Company conducts its business. The Board does not believe that nominees for election to the Board of Directors should be selected through mechanical application of specified criteria. Rather, the Corporate Governance and Nominating Committee believes that the qualifications and strengths of individuals should be considered in their totality with a view to nominating persons for election to the Board of Directors whose backgrounds, integrity, and personal characteristics indicate that they will make a contribution to the Board of Directors.

        The Corporate Governance and Nominating Committee intends to identify candidates for election to the Board of Directors through the personal knowledge and experience of the members of the Board as well as through third-party recommendations. Candidates will be evaluated based upon their backgrounds and interviews with members of the Board. The Board does not plan to have any differences in the manner in which the Board evaluates nominees for election as a director of the Company based on whether the nominee has been recommended by a stockholder or otherwise.

Compensation Committee

        The Compensation Committee of the Board of Directors (the “Compensation Committee”) in consultation with the Chief Executive Officer (the “CEO”) administers the benefits, incentives and compensation of the Company’s executive officers, reviews the performance of the Company’s executive officers, reviews and approves executive compensation policy and objectives, concludes whether Company executives are compensated according to such standards, makes recommendations to the Board of Directors with respect to compensation, and carries out the Board’s responsibilities relating to all forms of executive compensation.

        Non-qualified stock options which are granted to the members of the Compensation Committee are recommended by the Company’s Chief Executive Officer and approved by the Board of Directors.

        The Compensation Committee held meetings on May 2, 2006, and June 27, 2006. and did not act by written consent in lieu of any meeting. The chair of the Compensation Committee was Mr. Bagatelle, and Messrs. Assari and Engelberger constituted its remaining members during 2006, until November 28, 2006, at which time Mr. Engelberger was appointed Chairman and Mssrs. Hamlen and Wylam replaced Mssrs. Assari and Engelberger as members. As a result of Mr. Engelberger’s resignation on June 15, 2007, Mr. Wylam was appointed Chairman and Mr. Lev was appointed as a member of the Compensation Committee. None of the members of the Compensation Committee have any relationship to the Company or any of its subsidiaries or affiliates that may interfere with the exercise of their independence from management and the Company.

        Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Compensation Committee referred to above, the Compensation Committee met twice during 2006 in order to discuss the grant of stock options to executive officers, directors and key employees. The compensation of the Chief Financial Officer of the Company was determined by the Board of Directors acting as a whole.

        The Compensation Committee Report for 2006 is contained in the “Executive Compensation” section.

REPORT OF THE AUDIT COMMITTEE

        The role of the Audit Committee is to oversee management’s preparation and presentation of the Company’s financial statements and the integrity of the Company’s financial statements. Management is responsible for our accounting and financial reporting principles and internal controls and procedures designed to assure that the Company is complying with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing our financial statements and expressing an opinion as to the conformity of our financial statements with accounting principles generally accepted in the United States. The purpose of the Audit Committee is to monitor these activities.

        The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of the independent auditors’ examinations, the independent auditors’ evaluations of the Company’s systems of internal control, and the overall quality of the Company’s financial reporting. The Audit Committee has reviewed the Company’s internal controls with the Company’s independent auditors and, consistent with Section 302 of the Sarbanes-Oxley Act of 2002 and the rules adopted thereunder, met with management and the auditors prior to the filing of officers’ certifications required by those rules to receive any information concerning (a) significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

        It is not the Audit Committee’s duty or responsibility to conduct auditing or accounting reviews or procedures. Audit Committee members are not employees of the Company and may not be, and may not represent themselves to be, or to serve as, professional accountants or auditors. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent auditors.

        In performing its oversight function, the Audit Committee has considered and discussed the audited financial statements and unaudited quarterly financial statements with management and the independent auditors, including a discussion of the quality (not just the acceptability) of accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees as currently in effect. The Committee has received the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, currently in effect, and has discussed with the independent auditors the independence of the independent auditors from Electro Energy and the Company’s management. In addition, the Committee has reviewed and approved the compatibility of non-audit services provided by the independent accountants and approved the fees paid to them for the 2006 fiscal year.

        The Audit Committee has adopted a policy regarding the pre-approval of audit and permitted non-audit services to be performed by Electro Energy’s independent registered public accounting firm, Marcum & Kliegman, LLP. The Audit Committee will, on an annual basis, consider and, if appropriate, approve the provision of audit and non-audit services provided by Marcum & Kliegman, LLP. Thereafter, the Audit Committee will, as necessary, consider and, if appropriate, approve the provision of additional audit and non-audit services by Marcum & Kliegman, LLP, which are not encompassed by the Audit Committee’s annual pre-approval and are not prohibited by law.

        Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2006. The Committee has also recommended that the Company’s shareholders appoint Marcum & Kliegman, LLP as the Company’s Independent Registered Public Accounting Firm (auditors) for the 2007 fiscal year.

Submitted by the Audit Committee of Electro Energy Inc:

Bruce L. Lev, Chairman
Lawrence G. Schafran
Robert Hamlen

EXECUTIVE COMPENSATION

Executive Compensation

        The following Summary Compensation Table sets forth all compensation earned, in all capacities, during the fiscal years ended December 31, 2004, 2005 and 2006 by the Company’s (i) Chief Executive Officer, and (ii) “highly compensated” executive officers, other than the CEO, as determined by Regulation S-B, Item 402 (the individuals falling within categories (i) and (ii) are collectively referred to as the “Named Executives”).

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards (1)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total

Michael E. Reed (2)	2006	$190,000	$-	$-	$329,329	$-	$-	$-	$519,329
Principal Executive Officer	2005	$127,890	$-	$-	$168,957	$-	$-	$73,315	$370,162

Martin G. Klein(3)	2006	$75,000	$-	$-	$-	$-	$-	$-	$75,000
Chairman	2005	$150,001	$-	$-	$-	$-	$-	$-	$150,001

Timothy E. Coyne (4)	2006	$17,308	$-	$-	$1,826	$-	$-	$-	$19,134
Chief Financial Officer	2005	$-	$-	$-	$-	$-	$-	$-	$-

Michael D. Eskra (5)	2006	$-	$-	$-	$-	$-	$-	$-	$-
President and Chief Operating Officer	2005	$50,615	$-	$-	$72,678	$-	$-	$35,250	$158,543

J. Albert Estrada (6)	2006	$-	$-	$-	$-	$-	$-	$-	$-
Vice President - Sales and Marketing	2005	$109,659	$-	$-	$-	$-	$-	$-	$109,659

Audra J. Mace (7)	2006	$85,153	$-	$-	$145,186	$-	$-	$4,673	$235,012
Chief Financial Officer & Secretary	2005	$130,200	$-	$-	$139,484	$-	$-	$-	$269,684

(1)

Represents the compensation cost of awards recognized during the year as stock compensation expense in accordance with FASB 123R. The cost of pre-2006 awards that have not yet been fully recognized are reported using the modified prospective transition method under FAS 123R.

(2)	Mr. Reed was appointed President & Chief Executive Officer effective May 30, 2006. He was paid relocation compensation of $73,315 in 2005.

(3)	Mr. Klein was replaced as President and Chief Executive Officer by Mr. Reed effective May 30, 2006.

(4)	Mr. Coyne was appointed Chief Financial Officer effective November 20, 2006.

(5)	Mr. Eskra resigned as President and Chief Operating Officer effective March 22, 2005. He was paid severance of $19,885 and accrued vacation of $15,365.

(6)	Mr. Estrada resigned as Vice President – Sales and Marketing as of October 31, 2005.

(7)	Ms. Mace resigned as Chief Financial Officer effective August 8, 2006. She was paid accrued vacation of $4,673.

Director Compensation

        Outside directors are paid their expenses for attending each meeting of the directors and are paid a fixed sum for attendance at each meeting of the directors. No payment precludes any director from serving our company in any other capacity and being compensated for the service. Members of special or standing committees may be allowed like reimbursement and compensation for attending committee meetings. The Company records an expense and assumes a liability on the date meetings are held.

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total	Aggregate Number of Stock Awards Outstanding at Fiscal Year End	Aggregate Number of Option Awards Outstanding at Fiscal Year End

Martin G. Klein	$1,500	$-	$-	$-	$-	$48,000	$49,500	-	-
Joseph F. Engelberger	$4,500	$-	$-	$-	$-	$-	$4,500	-	-
Warren D. Bagatelle	$4,000	$-	$83,891	$-	$-	$-	$87,891	-	75,000
Farhad Assari	$2,500	$-	$41,945	$-	$-	$-	$44,445	-	37,500
Robert P. Hamlen	$3,000	$-	$18,973	$-	$-	$8,000	$29,973	-	25,000
William B. Wylam	$1,000	$-	$1,730	$-	$-	$23,000	$25,730	-	25,000
Lawrence G. Schafran	$500	$-	$609	$-	$-	$-	$1,109	-	50,000

Executive Loans

        We have extended no loans to our Named Executive Officers.

Options/SAR Grants and Fiscal Year End Option Exercises and Values

        On June 28, 2005, the Company adopted its 2005 Plan. The purpose of the 2005 Plan is to enable the Company to attract, retain and motivate key employees, directors and, on occasion, consultants, by providing them with stock options. Stock options granted under the 2005 Plan may be either incentive stock options, as defined in Section 422A of the Internal Revenue Code of 1986, or non-qualified stock options. The Company has reserved 3,000,000 shares of common stock for issuance under the 2005 Plan. The Company granted 375,000 stock options during the year ended December 31, 2006, 225,000 of which were issued to directors and employees, and 150,000 of which were issued in connection with consulting agreements.

Option Grants During 2006

        The following table presents information concerning option grants during 2006 to each Named Executive Officer awarded pursuant to our existing stock compensation plans:

Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in 2006	Exercise Price Per Share	Expiration Date

Timothy E. Coyne	150,000 (1)	100%	$ 1.52	11/20/2016

_________________

(1)	The options vest pursuant to the following schedule: 25% of the options vest on November 21, 2007, 25% of the options vest on November 21, 2008, 25% of the options vest on November 21, 2009, and the remaining 25% of the options vest on November 21, 2010

Aggregated Option Exercises During 2006 and Option Values at December 31, 2006

        The following table presents information concerning the exercise of options during 2006 by each Named Executive Officer:

Name	Shares Acquired on Exercise (#)	Value Realized ($) (1)	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-the-Money Options at Fiscal Year-End ($)(2)
			Exercisable	Unexercisable	Exercisable	Unexercisable

Michael E. Reed	-	-	50,000	250,000	-	-
Timothy E. Coyne	-	-	-	150,000	-	-

(1)	The amounts set forth in the column entitled “Value Realized” represent the fair market value of the ordinary shares underlying the option on the date of exercise less the aggregate exercise price of the option.

(2)	Market value of securities underlying in-the-money options as of December 29, 2006 (based on $1.43 per share, the closing price of Common Stock on the NASDAQ Capital Market on December 29, 2006), minus the exercise price.

Outstanding Equity Awards at Fiscal Year End

	Option Awards					Stock Awards

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that have not vested	Market Value of Shares or Units of Stock that have not vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not vested

Michael E. Reed	50,000	150,000	-	$6.76	05/01/2015	-	-	-	-
	-	100,000	-	$3.94	12/14/2015

Timothy E. Coyne	-	150,000	-	$1.52	11/20/2016	-	-	-	-

Employment Agreements

        On April 28, 2005, the Company entered into an Employment Agreement (the “2005 Reed Agreement”) effective May 2, 2005 (the “Effective Date”) with Michael E. Reed, pursuant to which Mr. Reed will serve as the Company’s President and Chief Operating Officer. Mr. Reed’s employment is at-will and will carry an annual base salary of $190,000. Mr. Reed will be eligible for an annual bonus based on goals and objectives set by the Board of Directors in consultation with him. In addition, the Company has agreed to reimburse Mr. Reed for expenses in connection with his relocation to the Danbury, Connecticut area. The Agreement provides for the grant to Mr. Reed of options to purchase 200,000 shares of common stock of the Company. Mr. Reed’s options will vest in equal installments over four years, commencing on the Effective Date. The options carry an exercise price equal to the market price of the Company’s common stock on May 2, 2005.

        On September 12, 2007, the Company entered into an employment agreement (the “2007 Reed Agreement”) which provides for an annual compensation of a base salary of $240,000, effective July 7, 2007, and 200,000 stock options with vesting over four years. The 2007 Reed Agreement also provides for grant of 101,695 shares of unregistered common stock and $60,000 in cash representing authorized, but theretofore unpaid, compensation for past performance.

        Effective September 12, 2007, the Company entered into an employment agreement with Mr. Coyne (the “Coyne Agreement”) and promoted him to Chief Financial Officer and Vice President of Finance. Pursuant to the Coyne Agreement, Mr. Coyne’s annual compensation includes a base salary $170,000 and 100,000 stock options which vest over four years.

        The aforementioned agreements contain severance provisions in the event of their resignation for good reason or termination without cause. If such termination without cause or resignation for good reason occurs in the normal course of business, Mssrs. Coyne and Reed shall be paid, in semi-annual installments, their base salary for one year, with pro-rated bonus, as determined by the Compensation Committee, and their unvested options shall vest. If such termination without cause or resignation for good reason occurs within one year after a change in control (as defined in the agreement), Mssrs. Reed Coyne shall continue to be paid, in semi-annual installments, their base salary for two years, with pro-rated bonus, as determined by the Compensation Committee, and their unvested options shall vest immediately.

        As of December 31, 2006, we maintained no other employment agreements with our officers or other employees.

COMPENSATION OF DIRECTORS

        Outside directors are paid their expenses for attending each meeting of the directors and are paid a fixed sum for attendance at each meeting of the directors. No payment precludes any director from serving our company in any other capacity and being compensated for the service. Members of special or standing committees may be allowed like reimbursement and compensation for attending committee meetings. The Company records an expense and assumes a liability on the date meetings are held.

COMPENSATION COMMITTEE INTERLOCK AND INSIDER PARTICIPATION

        As of December 31, 2006, the Compensation Committee consisted of Joseph Engelberger, Dr. Robert Hamlen, and William Wylam. After Mr. Engelberger resigned from the Board of Directors on June 15, 2007, the Board of Directors appointed Bruce L. Lev as his replacement. There are no relationships or transactions involving members of the Compensation Committee during the fiscal year ended December 31, 2006 required to be reported pursuant to Item 402(j) of Regulation S-K.

REPORT OF THE COMPENSATION COMMITTEE

Overview of Compensation Program

        The Company’s Compensation Committee (for purposes of this discussion, the “Committee”) of the Board in consultation with the CEO is responsible for establishing, implementing and continually monitoring adherence with our compensation philosophy. The Committee seeks to ensure that the total compensation paid to our named executive officers is fair, reasonable and competitive.

Compensation Philosophy and Objectives

        The Committee’s executive compensation approach has three main purposes:

•	attracting talented and experienced employees,
•	retaining those employees, and

•	providing incentives for those employees to perform at a very high level.

        To the extent possible, the Committee works with management to design incentives that encourage the achievement of specific strategic and financial goals by us, and which align our executives’ interests with those of our stockholders. The Committee evaluates both performance and compensation to ensure that we maintain our ability to attract and retain superior employees in key positions and that the compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executives of our peer companies and in the area in which our headquarters are located. To that end, the Committee believes executive compensation packages provided by us to our executives, including our named executive officers, should include both cash and stock-based compensation (including options and restricted stock) that reward performance and also encourage the growth and protection of stockholder value.

Roles and Responsibilities in Compensation Decisions.

        The Committee is solely responsible for reviewing the performance of our President and Chief Executive Officer (our “CEO”) and makes all compensation decisions related to him. With respect to the other named executive officers, the CEO presents his conclusions and recommendations regarding salary adjustments and incentive compensation to the Committee. The Committee reviews and comments on those recommendations before they are presented to our Board for approval or modification. Final decisions regarding non-equity compensation of our named executive officers are made by our Board after consulting with the Committee and the CEO. The Committee is also responsible for determining the equity awards, if any, for each named executive officer.

Setting Executive Compensation

        In making compensation decisions and recommendations in 2006, the Committee considered company performance during the preceding fiscal year. The Committee also considered (i) the compensation of executive officers at a group of publicly-traded companies in the same or similar industries, (ii) local and regional compensation surveys and web-based compensation databases, (iii) general trends in the overall market for executive talent in the United States, and (iv) the compensation history of the individual executive.

        The Committee reviewed industry data and the recommendations of the CEO to determine the appropriate level and mix of incentive compensation in 2006. With respect to equity compensation, the Committee also considered potential equity awards against the percentage of our fully diluted capital stock represented by all outstanding options and unvested restricted stock, as discussed below. In fiscal 2006, the Committee granted an increased portion of total compensation to our executive officers in the form of non-cash incentive compensation. See “Long-Term Incentive Compensation.”

2006 Executive Compensation Components

        For the fiscal year ended December 31, 2006, the principal components of compensation for named executive officers were:

•	base salary;
•	long-term equity incentive compensation; and
•	other benefits.

        In 2006, base salary accounted for approximately 38% and incentive compensation accounted for approximately 62% of the total compensation of our named executive officers.

Base Salary

        Salary levels are typically considered annually as part of our performance review process as well as upon a promotion or other change in job responsibility. Merit-based increases to salaries of named executive officers are based on the CEO (other than with respect to his own salary) and the Committee’s assessment of the individual’s performance. However, it is the Committee’s general philosophy that base salary be adjusted for existing executives only in the range of cost-of-living increases, absent special circumstances, such as a major change in the size or structure of the Company, a significant change in position or the responsibilities of the executive, or a significant change in the market for similar executives. In 2006, base salaries for existing named executive officers continuing in the same role were determined for each executive based on his experience, position and responsibility, his salary history, publicly available market data, and the Committee members’ own business experience. In 2006, all of the named executive officers were newly promoted or newly hired. In determining base salaries for our newly named executive officers and promoted executive officers, the Committee primarily considered the following in making its recommendations to the Board:

•	current and expected financial, strategic and operational company performance;
•	compensation history for the executive, including if applicable with us for previous roles;
•	compensation history at the Company for that role;
•	in the case of our new Chief Financial Officer, local practice and pay for similarly situated CFOs; and
•	additional factors within the Committee’s discretion.

These factors are not independently assigned specific weights by the Committee.

        Since he retired as our President and Chief Executive Officer on May 2, 2006, Martin Klein has continued to serve us as our Chairman of the Board of Directors and as a consultant earning a base monthly rate of $8,000. In accordance with the terms of the consulting agreement, Mr. Klein provided notice that he would not continue his service under such consulting agreement. Upon the expiration thereof, as of July 5, 2007, Mr. Klein and the Company entered into a new consulting agreement pursuant to which Mr. Klein agreed to perform consulting services on an as needed per diem basis for a fee equal to $1,000 per day plus reasonable expenses. In this capacity, Mr. Klein does not participate in any of our incentive compensation programs. The Committee approved these arrangements in view of the Chairman’s continued role as a resource to our new and recently promoted management team and our Board.

Performance-Based Incentive Compensation

        The Committee and our CEO have the latitude to design cash and stock-based incentive compensation programs to promote high performance and achievement of corporate goals by named executive officers, encourage the growth of stockholder value and allow key employees to participate in our long-term growth and profitability. In 2006, we had two key employees (including the named executive officers) who were eligible to receive significant performance-based awards.

        For 2006, we granted 150,000 stock options to the new Chief Financial Officer, as shown on the accompanying tables.

        For fiscal 2006, there were no other performance based award grants. Each of the named executive officers for the fiscal year ended December 31, 2006 received no cash performance bonuses.

Long-Term Incentive Compensation

        2005 Stock Compensation Plan.  Our 2005 Stock Compensation Plan permits us to award stock options to our employees including our named executive officers. Historically, newly hired or promoted named executive officers and other executives are considered for stock option grants at the next regularly scheduled Committee meeting following their hire or promotion. Stock options granted under the 2005 Compensation Plan may be either incentive stock options, as defined in Section 422A of the Internal Revenue Code of 1986, or non-qualified stock options. Options typically vest ratably over a four-year period and are exercisable up to 10 years from the date of grant.

The Stock Option Plan assists us to:

•	provide economic incentives for executives and key employees to ensure that we perform at a high level over the longer term;
•	provide an opportunity for increased equity ownership by executives;
•	maintain competitive levels of total compensation; and
•	provide executives an incentive to remain with us for a number of years.

        The Committee has discretionary authority to grant stock options to executives. Awards of stock options are made by the Committee in consultation with the full Board and the CEO.

        Stock option award levels are determined based on individual performance. Awards vary based on the recipient’s role with us and are granted from time-to-time at the Committee’s regularly scheduled meetings. The Committee also considers the percentage of our fully diluted common stock represented by options. The Committee expects to review option compensation of existing executives annually.

        Options granted to date have carried a ten-year term. Vesting rights cease upon termination of employment and exercise rights shortly thereafter. Prior to the exercise of an option, the holder has no rights as a stockholder with respect to the shares subject to such option.

        In connection with his joining us as our Chief Financial Officer in November 2006, the Committee awarded Mr. Coyne options to purchase 150,000 shares of our common stock. These options have a ten-year term.

        In August and November 2006, the Committee granted stock options to certain directors. These options have a ten-year term, and vest ratably over four years.

        All of the options granted in 2006 vest annually in equal installments over a four-year period commencing on the date of the grant, and all options were awarded at the closing per share sales price of our common stock on NASDAQ on the date of the grant.

Retirement and Other Benefits

        For 2006, the named executive officers were not provided any retirement benefits that were not available to all of our employees.

Perquisites and Other Personal Benefits

        The named executive officers participate in our benefit plans, which include medical and dental insurance and life insurance, on the same terms as all of our other employees. Similarly, employee relocation expenses are subject to reimbursement but are individually negotiated on a case by case basis. We do not provide pension arrangements, post-retirement health coverage, or similar benefits to any of our employees, including our named executive officers.

        All of our employees, including our named executive officers, are covered by a life insurance policy. In the event of the employee’s death, his or her designated beneficiaries would be entitled to receive $50,000.

Compensation Committee Report

        The Compensation Committee has reviewed and discussed this report with management and, based on such review and discussions, we recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by the Compensation Committee of Electro Energy Inc.
William Wylam, Chairman
Dr. Robert Hamlen
Bruce L. Lev

CODE OF ETHICS

        The Company has adopted a Code of Ethics that applies to its directors, officers and employees, including its principal executive officer, principal financial officer and principal accounting officer. The Company publicizes the Code of Ethics through posting the policy on its website, http://www.electroenergyinc.com. The Company will disclose on its website any waivers of, or amendments to, our Code of Ethics.

ATTENDANCE AT ANNUAL MEETINGS OF STOCKHOLDERS

        The Company does not have a policy with regard to Board members’ attendance at annual meetings of stockholders. Our last meeting of shareholders occurred on June 27, 2006. All Board members attended such meeting of stockholders.

STOCKHOLDER COMMUNICATION POLICY

        Stockholders may send communications to the Board of Directors or individual members of the Board by writing to them, care of Secretary, Electro Energy Inc., 30 Shelter Rock Road, Danbury, Connecticut 06810 (or any other then current mailing address), who will forward the communication to the intended director or directors. If the stockholder wishes the communication to be confidential, then the communication should be provided in a form that will maintain confidentiality.

“HOUSEHOLDING” OF PROXY MATERIAL

        The Securities and Exchange Commission permits companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, commonly referred to as “householding”, potentially means extra conveniences for stockholders and cost savings for companies.

        A number of brokers with accountholders who are stockholders of our company will be “householding” our proxy materials. As indicated in the notice previously provided by these brokers to stockholders, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker.

        Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

MATTERS TO BE BROUGHT BEFORE THE MEETING

PROPOSAL ONE

ELECTION OF DIRECTORS

        At the Annual Meeting, there will be an election of four directors. The individuals named in the table below have been recommended by our Governance and Nominating Committee and nominated by our Board of Directors (the “Board”) to serve the term set forth in the table below and until they are re-elected or until their respective successors are duly elected and qualified.

        All the nominees are currently directors of the Company and each has consented to continue serving as a director. Upon the appointment of the proposed slate of directors, a majority of our Board will be “independent” within the meaning of the Securities Exchange Act of 1934 (the “Exchange Act”) and the director independence standards of the NASDAQ Stock Market, Inc., as currently in effect.

        Directors are elected by a plurality of the votes cast by the shares entitled to vote. “Plurality” means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be chosen. Therefore, shares not voted, whether by withheld authority or otherwise, have no effect in the election of directors.

        Set forth below is biographical information for the persons nominated for election to the Board including information furnished by them as to their principle occupations at present and for the past five years, certain directorships held by each, their ages as of November 9, 2007 and the year in which each director became a director of the Company.

        There are no family relationships between any nominee and/or any executive officers of the Company.

Directors, Executive Officers, Control Persons and Nominees

        Biographical information regarding each of our directors that are up for election at the annual meeting is shown below.

Name	Age	Position	Proposed Term

Robert Hamlen	78	Member of the Board of Directors (nominee)	Two Years, Expiring 2009
Lawrence G. Schafran	69	Member of the Board of Directors (nominee)	One Year, Expiring 2008
William Wylam	71	Member of the Board of Directors (nominee)	Two Years, Expiring 2009
Michael E. Reed	57	President, Chief Operating Officer and Member of the Board of Directors (nominee)	Two Years, Expiring 2009

        Biographical information regarding each of our continuing directors, executive officers and significant employees is shown below.

Name	Age	Position	Existing Term

Martin G. Klein	71	Founder and Chairman of the Board of Directors	Expires 2008
Timothy E. Coyne	53	Chief Financial Officer and Secretary	N/A
Bruce L. Lev	64	Member, Board of Directors	Expires 2008

        The principal occupations for the past five years (and, in some instances, for prior years) of each of our nominees, continuing directors, executive officers and significant employees are as follows:

        Martin G. Klein has been the Chairman of our Board of Directors since 1992 and has previously served as Chief Executive Officer. Mr. Klein is the founder of EEI, and has over 40 years of experience in the advanced battery field. In 1970, prior to forming EEI, Mr. Klein was one of the founding principals of Energy Research Corporation (now Fuel Cell Energy Inc.) and served as its Executive Vice President through 1990 and as a director through 1992. Mr. Klein has developed and worked on several battery chemistries and fuel cell systems. Prior to his association with Energy Research Corporation, he held positions in the battery field at U.S. Army Signal Corps, Yardney Electric Corp., Electrochimica Corp., and Electro Optical Systems. Mr. Klein, considered an expert in the field of electrochemistry, has contributed to many of the fundamental reference books on the subject and has authored numerous technical papers. Mr. Klein provided consulting services and served as an assistant professor at Rutgers University from 1990 to 1992. Mr. Klein holds more than 15 patents in the field of advanced electrochemical systems and has a bachelor’s degree in Chemical Engineering.

        Dr. Robert P. Hamlen has served as a Director since 2005. His extensive commercial and government career spans many high-profile organizations including General Electric, EXXON, ALCAN and the U.S. Army Communications-Electronics R&D Center at Fort Monmouth, N.J., and Ft. Belvoir, Va., where he was the Chief of Army Power Division. Dr. Hamlen holds over 20 patents, has a B.S. from Lafayette College, a Ph.D. in Physical Chemistry from Johns Hopkins and completed the Advanced Management Program at the Harvard Business School.

        Lawrence G. Schafran has served as a Director since November 2006. Mr. Schafran currently is Managing General Partner of Providence Recovery Partners, a New York-based investment fund. He also serves as a Director and Audit Committee Chairman of PubliCARD, Inc., and Tarragon Corporation (NASDAQ: TARR), both publicly traded companies. In recent years, Mr. Schafran served in several capacities including as a Trustee, Chairman/Interim-CEO/President and Co-Liquidating Trustee of the Special Liquidating Trust of Banyan Strategic Realty Trust; Director/Chairman of the Executive Committee of Dart Group Corporation, Shoppers Food Warehouse, Inc. and COMSAT Corporation and was recently appointed as a Director of RemoteMDx, Inc. (OTCBB: RMDX), where he chairs the Audit Committee.

        William B. Wylam has served as a Director since August 2006. Mr. Wylam is currently President of International Energy, LLC, and Chairman of Electricore Inc., both in Indianapolis. In 2005, he retired from Remy International Inc. (formerly Delco Remy), where he served as Corporate Director of Technology, capping a four-decade career at the company. Through his work with Delco Remy, he established the Electricore Consortium, an Indiana-based non-profit corporation that organizes public-private partnerships to conduct research and projects in the area of advanced manufacturing and electric vehicle technologies. He has been Chairman of the Consortium’s board since its inception in 1992. Mr. Wylam also serves as a Director of the Flagship Enterprise Center, a small business incubator and early business accelerator, and as Chairman of the technical advisory committee of the Flagship Energy Systems Center, which promotes the development of companies in the area of alternative energy, including hybrid vehicles and lithium batteries.

        Michael E. Reed was hired as the Company’s President and Chief Operating Officer effective May 2, 2005 and was promoted to Chief Executive Officer and President on May 30, 2006. Mr. Reed has over 35 years of experience in the battery industry, most recently serving as the Chief Operating Officer of EaglePicher Horizon Batteries, LLC from 2003 until his hiring by the Company. Additionally, since 2002, Mr. Reed has been the Principal of Reed Ventures, a consulting company focused on assisting technology start-up companies with securing capital funds. Mr. Reed has held several management positions within Johnson Controls, Inc., Exide Corporation and Delco Remy Division of General Motors Corporation. Mr. Reed holds a BSChE in Chemical Engineering from Purdue University and an M.B.A. from Indiana University.

        Timothy E. Coyne has served as our Chief Financial Officer since November 2006 and was appointed as Secretary in March 2007. He was promoted to the position of Chief Financial Officer and Vice President of Finance on July 25, 2007. Mr. Coyne has 30 years of experience in senior financial and accounting positions, including expertise in the capital markets, reporting and compliance and financial management. He has extensive experience in senior financial positions for publicly-traded companies. He joined Electro Energy after five years as Chief Financial Officer and Vice President and Corporate Controller of Imagistics International Inc., a former division of Pitney Bowes Inc. where he was responsible for Accounting, Finance, Treasury, Budgeting, Reporting/Control, Audit, Tax and Investor Relations. Mr. Coyne also was Vice President — Finance and Administration at Keene Corporation and Kasco Corporation, each subsidiaries of Bairnco Corporation and Vice President and Corporate Controller of The Coca-Cola Bottling Company of New York, Inc. He received his B. S., Accounting, Magna Cum Laude from Herbert H. Lehman College of the City University of New York.

        Bruce L. Lev has served as a director since June 5, 2007. Mr. Lev is a Managing Director of Loeb Partners Corp., New York City. Prior thereto he was Vice Chairman and a Director of USCO Logistics, a world leader in providing integrated logistics services. From 1995 through early 2000 Mr. Lev was Executive Vice President of Corporate and Legal Affairs of Micro Warehouse Inc., a $2.5 billion direct marketer of brand name personal computers and accessories to commercial and consumer markets. He also served on the Micro Warehouse four-person Executive Committee with global responsibility for legal and regulatory affairs, human resources, corporate communications, risk management and facilities. From 1995 through 2002 he was also a member of the Board of Directors of the Roper Organization and served on the Board of the Direct Marketing Association. Prior to 1995, Mr. Lev engaged in the private practice of law. During this time he was instrumental in the acquisition of USCO Logistics division of Uniroyal by a group of private investors and the initial formation of Micro Warehouse. He is a 1965 graduate of Wesleyan University and a 1968 graduate of the University of Virginia School of Law. Mr. Lev is a member of the Connecticut, Virginia and Supreme Court bars and serves on the boards of directors of AirDat, LLC, Flagler Construction Co, LLC, and Open Labs, LLC.

        The affirmative vote of a plurality of the shares represented at this meeting, after a quorum is achieved, is required to elect the Nominees to the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS. UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED WILL BE VOTED FOR APPROVAL OF THE NOMINATED DIRECTORS.

PROPOSAL TWO

APPROVAL OF AMENDMENTS TO THE 2005 STOCK OPTION AND INCENTIVE PLAN

        At the Annual Meeting, our shareholders will be asked to approve the Company’s proposed 2005 Stock Option and Inventive Plan, as amended, (the “Plan”), that will: (i) provide for the grant of restricted shares of our common stock, (ii) amend the terms of acceleration of vesting upon change of control of the Company, (iii) clarify terms of the effect of employee termination on previously granted options, (iv) re-approve the material terms of the Plan, and (v) make certain other conforming changes, a copy of which proposed Plan is attached hereto as Appendix A.

Background

        The Plan initially was approved and adopted by written consent of our shareholders, based upon a recommendation from the Board of Directors, in connection with the 2005 Annual Meeting and disclosed in the Schedule 14C Information Statement filed on June 3, 2005 in order to promote the identity of interests between shareholders and our employees, directors, officers, advisors and consultants by encouraging and creating significant stock ownership and to attract and retain the services of qualified employees, directors, officers, advisors and consultants. The purposes of the Plan are to retain a valuable workforce now in the employ of the Company and recruit in the employ, and as directors, consultants and advisors to the Company and its subsidiaries, persons of training, experience and ability, and to attract new employees, directors, consultants and advisors whose services are considered valuable. In addition, the Plan is intended to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its subsidiaries. The Plan allows for the issuance of up to 3,000,000 shares of common stock, $.001 par value per share, to directors, executive officers, employees, consultants and advisors of the Company who are contributing to its success.

        The Board of Directors believes the Plan has functioned as intended. To continue the link between compensation, efforts and corporate performance, and to provide for restricted stock awards in addition to stock options awards, the Board of Directors has adopted, subject to shareholder approval, the proposed amendments.

Proposed Amendments

        The Plan originally authorized the issuance of incentive stock options and nonqualified stock options. The Company wishes now to include as part of the plan, the ability to grant restricted stock awards. The Company believes that the granting of restricted stock awards is a beneficial feature to enhance the Plan for tax and accounting purposes. In addition, the granting of restricted stock provides immediate value to recipients.

        In addition, the plan, as originally adopted, permitted the Compensation Committee, upon a “change of control” event, as defined therein, to determine if the options previously granted pursuant to the Plan shall immediately vest. The Company believes that, rather than make that event subject to the discretion of the Compensation Committee, and in order to objectively protect award recipients, the Company proposes to amend the Plan such that upon a “change of control” event, all options shall immediately vest.

        In addition, the Company believes it is prudent in the effective administration of Plan to define “cause” in the context of employee termination and its effects on previously granted options. As originally adopted, the Plan leaves the determination of whether termination of a given employee was for “cause” at the discretion of the Compensation Committee. The amendment, as proposed, by defining “cause,” makes the determination an objective one and thus makes the administration of this component of the Plan more efficient.

The Plan

Description

        The following is a summary of the principal features of the Plan, and does not purport to be a complete description of the Plan. A complete copy of the Plan is attached as Appendix A.

        Eligibility. Key employees, officers, directors, consultants and advisors of the Company and its subsidiaries are eligible to participate in the Plan.

        Changes in the Company’s Capital Structure. The Plan will not affect our right to authorize adjustments, recapitalizations, reorganizations or other changes in our capital structure. In the event of an adjustment, recapitalization or reorganization, the award shall be adjusted accordingly. In the event of a merger, consolidation or liquidation, all outstanding options under the Plan shall be (i) assumed by the successor corporation, (ii) substituted by equivalent awards or provided the same consideration as other stockholders or (iii) accelerated in full and immediately exercisable.

        Change in Control. Upon the occurrence of a “Change in Control” as defined under the Plan, the Company shall accelerate the vesting and exercisability of outstanding awards, in whole or in part, as determined by the Company.

        Awards and Option Price. We may grant incentive or nonqualified stock options or restricted stock (an “Award”). The exercise price of options and the asserted value of restricted stock grants shall not be less than the fair market value of our common stock on the date of grant. The exercise price for incentive options and the asserted value of restricted stock, in each case, for 10% or more shareholders shall be not less than 110% of fair market value of our common stock.

        Duration. No awards may be exercisable after the period of ten years. In the case of a 10% or more shareholder, no incentive option may be exercisable after the expiration of five years.

        Amount Exercisable. In the event an eligible person exercises incentive options during the calendar year whose aggregate fair market value exceeds $100,000, the exercise of options over $100,000 will be considered nonqualified stock options.

        Exercise of Options. Options may be exercised in whole or in part by giving written notice to the Company specifying the number of shares of stock to be purchased, accompanied by payment in full of the exercise price. As determined by the Company, in its sole discretion, payment in full or in part may be made (i) in the form of stock owned by the optionee, (ii) in the form of stock withheld by the Company from the shares of stock otherwise to be received under the exercised option, or (iii) by a combination of the foregoing.

        Termination of Options. Unless expressly provided in the grant agreement, and unless the option expires sooner, options shall terminate ninety (90) days after an employee’s severance of employment with the company other than by death, disability or termination for cause. Unless the option expires sooner, the Award will expire one year after the death or disability of the eligible person. Notwithstanding the foregoing, if a non-employee director’s service on the Board of Directors terminates, any options held may be exercised until the expiration of the stated term of such option. Additionally, to the extent that an optionee has been continuously employed by the Company or any subsidiary in the five-year period immediately preceding the date of termination, then in the event of termination for any reason other than cause, all options may be exercised for a period equal to the same term as originally granted.

        Amendment or Termination of the Plan. The Board may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion; provided, however, that no amendment that would (i) reduce the exercise price of outstanding Awards or effect repricing through cancellation and re-grants of new Awards, (ii) increase the number of shares that may be issued under the Plan (except upon changes in capitalization), (iii) materially increase the benefits accruing to the optionees under the Plan, (iv) materially modify the requirements as to eligibility for participation in the Plan, (v) decrease the exercise price of an Award to less than 100% of the fair market value per share on the date of grant thereof, or (vi) extend the term of any Award, shall be made without the approval of our shareholders.

Federal Income Tax Implications

        The grant of an option or stock award will create no tax consequences for the participant or the Company. Upon exercising an option, the participant generally must recognize ordinary income equal to the difference between the value of the grant on the date issued and the price of the Company’s stock on the date of exercise, subject to the previously described 100% valuation cap. Upon receipt of a restricted stock award (subject to the terms of vesting), the participant generally must recognize ordinary income equal to the cash or the fair market value of Shares received. In each case, the Company will be entitled to a deduction equal to the amount recognized as ordinary income by the participant.

        A participant’s disposition of shares acquired upon the exercise of an option or stock award will result in a short-term or long-term capital gain or loss measured by the difference between the sale price and the participant’s tax basis in such shares. Generally, there will be no tax consequences to the Company in connection with a disposition of shares acquired under an option or other award.

        With respect to awards granted under the Plan that may be settled either in cash, shares or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant generally must recognize compensation income equal to the cash or the fair market value of stock or other property received. The Company will be entitled to a deduction for the same amount. With respect to awards involving shares or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the Company will be entitled to a deduction for the same amount at the same time the participant recognizes ordinary income.

        In each instance described above, the deduction available to the Company may be limited by Section 162(m) of the Code which places a $1 million limit on the deduction that may be taken for compensation paid to any Covered Employee unless such compensation is based upon the attainment of performance goals established by the Committee and paid pursuant to a plan approved by Stockholders. The Plan is designed so that options and performance-based awards (except for performance accelerated restricted stock) will qualify as performance-based compensation.

        The foregoing provides only a general description of the application of federal income tax laws to certain types of awards under the Plan. The summary does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws.

Equity Compensation Plan Information

        The following table sets forth, as of the year ended December 31, 2006 and the Record Date (November 9, 2007), information with respect to the Company’s compensation plans and individual compensation arrangements to which the Company is a party, if any, under which equity securities of the Company are authorized for issuance:

As of December 31, 2006

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders
1993 Stock Compensation Plan	517,908	$ 1.12	-
2005 Stock Option Plan	950,000	$ 4.15	2,050,000
Equity compensation plans not approved by security holders None
Total	1,467,908	$ 3.08	2,050,000

As of November 9, 2007

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders
1993 Stock Compensation Plan	431,958	$ 1.11	-
2005 Stock Option Plan	1,615,000	$ 2.61	1,385,000
Equity compensation plans not approved by security holders None
Total	2,046,958	$ 2.29	1,385,000

Approval of this proposal requires a majority of votes cast by shareholders of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENTS TO THE ELECTRO ENERGY, INC. 2005 STOCK OPTION PLAN.

PROPOSAL THREE

AUTHORIZATION OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION
TO INCREASE THE AUTHORIZED NUMBER OF
COMMON SHARES FROM 50,000,000 TO 250,000,000

        The Board of Directors has approved and recommends that the stockholders approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 250,000,000. The board recommends the increase in the number of authorized shares to allow the Company to raise additional capital through the sale of its shares, to pursue growth through strategic partnerships and acquisitions and to employ equity-based compensation for officers and employees as needed.

        The Company has used issuance of shares of Common Stock and securities convertible into, or exercisable for, Common Stock to raise the capital needed for ongoing operations and future growth. As of the Record Date, the vast majority of the Company’s authorized shares have either been issued or reserved against future issuance pursuant to the terms of outstanding convertible securities. We expect that we will need flexibility to issue and sell more Common Stock or convertible securities for proceeds necessary to continue current operations and fund future growth.

        The Company has no specific plans relating to the bulk of the shares, if authorized. Price and terms of any issuance of securities have not been determined at present and would only be determined at the time of a financing.

        The principal purposes of financings would be to raise additional capital to fund operations and development of property under license. Accordingly, with the number of shares currently outstanding, the anticipated offering of equity to raise capital to fund ongoing operations, and the shares issuable upon exercise of outstanding stock options, the Company needs to increase the number of its authorized shares of Common Stock from 50,000,000 to 250,000,000, in order to accomplish its business plan.

        The Board of Directors did not approve this proposed amendment with the intent to use its ability to issue additional shares of common stock in order to discourage tender offers or takeover attempts. However, the availability of additional authorized shares for issuance could render more difficult or discourage a merger, tender offer, proxy contest or other attempt to obtain control of the Company. The proposed amendment to the Articles of Organization is not in response to any effort on the part of any party to accumulate material amounts of shares or to acquire control of the Company by means of merger, tender offer, proxy contest or otherwise, or to change the Company’s management. In addition, the corporate action is not part of any plan by management to recommend a series of similar amendments to the Board of Directors and the shareholders.

        To the extent that additional authorized shares of common stock are issued in the future, they will decrease the existing shareholders’ percentage equity ownership interests and, depending upon the price at which such shares of common stock are issued, could be dilutive to the existing shareholders. Any such issuance of additional shares of common stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock of the Company. “

Date of Effectiveness

        The increase in the number of shares, if approved, would be effective after stockholder approval and upon the filing of an amendment to our Articles of Incorporation with the office of the Secretary of State of the State of Florida.

Approval of this proposal requires a majority of votes cast by shareholders of the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY’S STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO INCREASE THE AUTHORIZED SHARES FROM 50,000,000 TO 250,000,000.

PROPOSAL FOUR

APPROVAL OF THE AMENDMENTS TO THE BY-LAWS

        At the Annual Meeting the Shareholders of the Company will be asked to approve amendments to the Company’s By-Laws (the “By-Laws”) to permit the Board of Directors to (A) schedule its meetings and the Annual Meeting at its discretion, (B) increase the number of days from which the Company can select a record date, (C) use paperless stock certificates, and (D) reflect the change in the Company’s name (as it appears in the By-Laws) from MCG Diversified, Inc. to Electro Energy, Inc., in each case, as more fully described below.

        Given that the proposed amendments to the By-laws are all non-substantive, these changes are being presented to Shareholders for their approval as a single proposal. The purpose of the Amendments is to provide for efficiency in governance and operations of the Company while maintaining the intent of the existing By-Laws.

        The form of the Company’s Amended and Restated By-laws reflecting all of the proposed amendments being presented to this meeting is set forth in Appendix B to this proxy statement.

(A) Scheduling Board Meetings

        The Bylaws of the Company require that the Board of Directors hold a monthly meeting on a specified date at a specified time. To permit a more practical schedule, the Company believes it is more efficient to permit the Board to schedule its meetings without those requirements.

        The Board has unanimously adopted a resolution to amend the section of the By-Laws that governs the meetings of the Board of Directors in order to provide that directors may schedule their meetings at such time, date and place as it shall designate.

        Article II, Section 9 of the By-Laws shall be amended, as set forth in Appendix B.

Scheduling Annual Meetings

        The Bylaws of the Company require the Annual Meeting to be held on December 27 of each year at 10 a.m. To permit a more reasonable schedule, and to permit the Company to function under its reporting requirements as a public company, subject to all proper governing bodies and regulations, while operating accordingly, the Company believes it needs the flexibility to be able to schedule the annual meeting based on the needs of the Company while being responsive to the shareholders.

        The Board has unanimously adopted a resolution to amend the section of the By-Laws that governs the Annual Meetings of the Company in order to provide that Board of Directors may schedule the Annual Meeting at such time, date and place as it shall designate.

        Article IV, Section 2 of the By-Laws shall be amended as set forth in Appendix B.

(B) Record Date

        Article IV, Section 9, Paragraph 4 of the By-Laws dictate that the record date for determining shareholders entitled to notice or to vote at any meeting, or entitled to receive any permitted dividend or distribution, or any allotment of rights or to exercise the rights in respect to any potential change, conversion or exchange of share, shall be no more than 30 days prior to such meeting or action to be taken. However, Article V, Section 5 of the By-Laws indicates that with respect to notice of any meeting or shareholder’s right to vote or entitlement to receive payment of any dividend or other distribution or allotment of any rights or entitlement to exercise any rights in respect to any other lawful action, the Board may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days prior to the date of such meeting nor more than sixty (60) days prior to any other action. Further, Article IV, Section 4 specifically states that “notice of meetings, annual or special, shall be given in writing not less than ten (10) nor more than sixty (60) days before the date of the meeting to Shareholders entitled to vote thereat.” To make the By-Laws internally consistent, and to avoid any conflict in interpretation, the Company believes Article IV, Section 9, Paragraph 4 of the By-Laws should be revised to be consistent with the balance of the By-Laws.

        The Board has unanimously adopted a resolution to amend the section of the Company’s By-Laws that governs the record date for meetings in order to provide that the Board of Directors may select a day not less than ten (10) nor more than sixty (60) days before the date of the meeting, which is consistent with the balance of the By-Laws

        Article IV, Section 9, Paragraph 4 of the By-Laws shall be amended as set forth in Appendix B.

(C) Paperless Stock Certificates

        The securities markets in the U.S. and around the world are rapidly moving toward a paperless environment in which securities transactions and ownership of securities are evidenced solely by electronic records. Our transfer agent, Continental Stock Transfer & Trust Company, has introduced a direct registration system (“DRS”) that eliminates paper stock certificates, and the NASDAQ Stock Market has adopted rule changes that require its listed companies to become DRS eligible not later than January 1, 2008. Currently, our Articles of Incorporation and By-Laws require certificated shares, thus precluding our participation in a direct registration program.

        The Board has unanimously adopted a resolution to amend the By-Laws to provide for the issuance of uncertificated shares, in addition to shares evidenced by paper stock certificates, which will permit shareholders to use DRS as another means of registered stock ownership. The Company’s common stock is listed and traded on the NASDAQ Capital Market. As a result, the Company is subject to the listing standards of the NASDAQ Stock Market. On August 8, 2006, the Securities and Exchange Commission approved amendments to those listing standards that require NASDAQ-listed securities to be eligible to participate in a “direct registration program” by January 1, 2008.

        The direct registration system is a form of electronic registration enabling shareholders to be directly registered on the books of our transfer agent with no need for physical stock certificates. The Company’s shareholders may benefit from participation in the DRS system in various ways, including:

•	Increasing efficiency for transfers and sales of securities;
•	Increasing trading flexibility by potentially eliminating delays in handling physical certificates;
•	Reducing risk, expenses and fees relating to lost or stolen certificates.

        The Company may also obtain benefits upon reducing the need for physical stock certificates including:

•	Reducing printing and mailing costs related to stock certificates;
•	Reducing risks of fraud;
•	Reducing costs of lost certificate processing.

        To permit such participation, the Board of Directors has adopted, and recommends that the shareholders approve, the proposed amendment to Article V of our By-Laws as set forth in Appendix B.

        If this proposal is approved by the shareholders, the board of directors may adopt a resolution, without further approval by shareholders, to the effect that any or all classes of our stock will be uncertificated shares. Outstanding shares would not be converted to uncertificated shares until surrendered to our transfer agent and registrar. The rights and obligations of the holders of certificated and uncertificated shares of the same class and series will be identical. Within a reasonable time after issuing or transferring uncertificated shares, we are required by Section 1528 to send to the registered owner a written notice containing any information required to be set forth on a share certificate under Section 1528.

        Neither the new NASDAQ rules nor the proposed amendment to the By-Laws requires the Company to eliminate physical stock certificates.

        Because this amendment may benefit the Company’s shareholders and the Company and will help manage the corporation more efficiently, the Board of Directors believes that it is in the best interests of the Company.

(D) Company’s Change of Name from MCG Diversified, Inc. to Electro Energy, Inc

        In 2004, Electro Energy Inc., previously a privately-held company, merged with the MCG Diversified Inc., a public company. The combined company operates under the name Electro Energy Inc., but the By-laws of the Company have not been amended to reflect the name change.

        If Proposal Five is adopted, the title line of By-laws shall be amended to reflect the correct name of the Company as set forth in Appendix B.

        The affirmative vote of a majority of the outstanding shares of common stock of the Company entitled to vote is required for the approval of Proposal Five. Proxies solicited by the board will be voted for Proposal Five, except to the extent that shareholders specify a contrary choice in their proxies.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENTS TO THE BY-LAWS. APPROVAL REQUIRES A MAJORITY OF VOTES CAST BY SHAREHOLDERS OF THE COMPANY.

PROPOSAL FIVE

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTING FIRM

        Marcum & Kliegman, LLP (“M&K”) served as the Company’s Independent Registered Public Accounting Firm for the fiscal year ended December 31, 2006 and has been selected to serve as the Company’s Independent Registered Public Accounting Firm for the fiscal year ended December 31, 2007. It is expected that a representative of M&K will be present at the meeting. Such representative will have an opportunity to make a statement at the meeting if they desire to do so, and are expected to be available to respond to appropriate questions. The services to be provided by M&K in 2007 will include performing the audit of the 2007 financial statements and reviewing quarterly reports. M&K has no direct or indirect interest in the Company.

Audit Fees, Audit Related Fees, Tax Fees and All Other Fees

        The following table presents fees for professional audit services rendered by Marcum &Kliegman, LLP (“M&K”) for the audit of Electro Energy’s annual financial statements for the years ended December 31, 2006 and 2005, and fees billed for other services rendered by Marcum & Kliegman, LLP.

	2006	2005
Audit Fees (1)	$150,316	$105,500
Audit-Related Fees (2)	$96,496	$72,390
Tax Services (3)	$-0-	$-0-
All Other Fees	$-0-	$14,504

(1)

Audit fees consist of fees for professional services rendered for the audit of Electro Energy Inc.‘s financial statements and review of financial statements included in Electro Energy Inc.‘s quarterly reports.

(2)

Audit-related fees are fees principally for professional services rendered in connection with accounting consultations and additional audit procedures related to corporate acquisitions, consultations and additional audit procedures concerning the initial adoption or consideration of new financial accounting and reporting standards, consultations regarding SEC reporting and disclosure matters pertaining to the Company’s annual form 10-KSB filing.

(3)	Tax service fees consist of compliance fees for the preparation of original tax returns as well as tax consulting and planning related fees.

Audit Committee Pre-Approval Policies and Procedures

        The Audit Committee charter provides that the Audit Committee will pre-approve the fees and other significant compensation to be paid to the independent auditors.

        Each of the permitted non-audit services has been pre-approved by the Audit Committee or the Audit Committee’s Chairman pursuant to delegated authority by the Audit Committee, other than de minimis non-audit services for which the pre-approval requirements are waived in accordance with the rules and regulations of the SEC.

Approval of this proposal requires a majority of votes cast by shareholders of the Company.

        THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF MARCUM & KLIEGMAN AS THE COMPANY’S INDEPENDENT AUDITORS. UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED WILL BE VOTED FOR RATIFICATION OF MARCUM & KLIEGMAN AS THE COMPANY’S INDEPENDENT AUDITORS FOR FISCAL YEAR ENDING DECEMBER 31, 2007.

Certain Relationships and Related Transactions

        In connection with the Company’s acquisition of certain assets completed on April 5, 2006, and the issuance of 5,750,000 shares of our common stock, along with warrants to purchase 3,000,000 shares of our common stock, subject to the vesting requirements set forth in such warrants, to Lithium Nickel Asset Holding I, Inc. (“LNAH”), the Company entered into agreements with LNAH to lease certain facilities in Alachua County which are owned by LNAH. LNAH holds shares of common stock of our Company that constitute approximately 19.96% of the total shares issued and outstanding as of the Record Date.

Related Party Transactions

        On July 5, 2006, the Company entered into a consulting agreement (the “Klein Consulting Agreement”) with Martin G. Klein, the Chairman of the Board of Directors of the Company and its former Chief Executive Officer. The Klein Consulting Agreement provides that Mr. Klein will consult with the Company on an ongoing basis as the Company’s Chief Technologist. Under the terms of the Klein Consulting Agreement, Mr. Klein will be compensated at the rate of $8,000 per month, plus additional compensation at a rate of $1,000 per day for extra work as well as reasonable out-of-pocket expenses, and he has agreed not to engage in or conduct any business which competes with the business conducted by the Company from the date of the Klein Consulting Agreement until three years after the termination or expiration of the Klein Consulting Agreement. The Klein Consulting Agreement expired on July 5, 2007, at which time Mr. Klein and the Company entered into a new consulting agreement pursuant to which Mr. Klein agreed to perform consulting services on an as needed per diem basis for a fee equal to $1,000 per day plus reasonable expenses.

        On August 1, 2006, the Company entered into a consulting agreement (the “Hamlen Consulting Agreement”) with Dr. Robert Hamlen, a member of the Board of Directors of the Company. The Hamlen Consulting Agreement provides that Dr. Hamlen will consult with the Company on an ongoing basis. Under the terms of the Hamlen Consulting Agreement, Dr. Hamlen will be compensated at the rate of $1,500 per month, plus additional compensation for extra work at a rate of $1,000 per day as well as reasonable out-of-pocket expenses, and he has agreed not to engage in or conduct any business which competes with the business conducted by the Company during the term of the Hamlen Consulting Agreement. The Hamlen Consulting Agreement will continue until terminated by either party with thirty days advance written notice.

        On August 1, 2006, the Company entered into a consulting agreement (the “Wylam Consulting Agreement”) with Mr. William Wylam, who was appointed a member of the Board of Directors of the Company, effective as of August 14, 2006. The Wylam Consulting Agreement provides that Mr. Wylam will consult with the Company on an ongoing basis. Under the terms of the Wylam Consulting Agreement, Mr. Wylam will be compensated at the rate of $1,500 per month, plus additional compensation for extra work at a rate of $1,000 per day as well as reasonable out-of-pocket expenses, and he has agreed not to engage in or conduct any business which competes with the business conducted by the Company during the term of the Wylam Consulting Agreement. The Wylam Consulting Agreement will continue until terminated by either party with thirty days advance written notice.

        Certain stockholders, parties related to stockholders and directors have provided consulting services to the Company for various technical and general and administrative services. Consulting fees incurred amounted to $152,973 and $44,779 for the years ended December 31, 2006 and 2005, respectively. Amounts due to these related parties as of December 31, 2006 and 2005 were $18,267 and $6,735, respectively.

Promoters and Control Persons

        There are no reportable promoters or control persons currently affiliated with the Company.

Interest of Certain Persons in Matters to be Acted Upon

        None of our directors or officers or their associates have any interest, direct or indirect, by security holdings or otherwise, in any of the matters to be approved by the shareholders as described in this information statement.

STOCKHOLDERS’ PROPOSALS AND NOMINATIONS

        Any stockholder who desires to present proposals to the 2007 annual meeting and to have such proposals set forth in the Company’s information statement mailed in conjunction with such annual meeting must submit such proposals to the Company not later than at least 150 days before the anniversary of the date of the prior year’s proxy or information statement. All stockholder proposals must comply with Rule 14a-8 promulgated by the Securities and Exchange Commission. While the Board will consider stockholder proposals, the Company reserves the right to omit from the Company’s information statement stockholder proposals that it is not required to include under the Exchange Act, including Rule 14a-8.

        In addition, the Company’s policy on stockholder nominations for director candidates requires that to be considered for next year’s slate of directors any stockholder nominations for director must be received by the Secretary of the Company, at the Company’s principal executive office: 30 Shelter Rock Road, Danbury, Connecticut 06810, no later than January 21, 2008.

        Stockholders may write to the Secretary of the Company, at the Company’s principal executive office: 30 Shelter Rock Road, Danbury, Connecticut 06810, to deliver the stockholder proposals and stockholder nominations discussed above.

OTHER INFORMATION

        Enclosed herewith and incorporated by reference herein is a copy of our Annual Report on Form 10-KSB for the Fiscal Year Ended December 31, 2006, filed April 2, 2007.

        We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports, information statements and other information with the SEC. This Information Statement, our Annual Report on Form 10-KSB/A and all other reports filed by us can be inspected and copied at the public reference facilities at the SEC’s office at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Copies of such material can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, at prescribed rates or by calling the SEC at 1-800-SEC-0330. Such material may also be accessed electronically via the Internet, by accessing the Securities and Exchange Commission’s EDGAR website at http://www.sec.gov.

Quantitative and Qualitative Disclosures About Market Risk

        There have been no material changes in the Company’s interest rate risk position. Other types of market risk, such as foreign exchange rate risk and commodity price risk, do not arise in the normal course of the Company’s business activities.

OTHER MATTERS

Matters Which May Come Before the Annual Meeting

        The Board of Directors knows of no matters other than those described in this Proxy Statement which will be brought before the Annual Meeting for a vote of the stockholders. If any other matters properly come before the Annual Meeting for a stockholder vote, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

By Order of the Board of Directors,
/s/ Michael E. Reed

Michael E. Reed President and Chief Executive Officer

November 19, 2007

APPENDIX A

ELECTRO ENERGY INC.

2005 STOCK OPTION AND INCENTIVE PLAN
(as amended and restated as of December 14, 2007)

1.	Purpose of the Plan.

                    This 2005 Stock Option and Incentive Plan (the “Plan”) is intended as an incentive to retain a valuable workforce now in the employ of the Company (as hereinafter defined) and recruit in the employ and as directors, consultants and advisors to Electro Energy Inc., a Florida corporation (the “Company”) with its principal office at 30 Shelter Rock Road, Danbury, Connecticut 06810 and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the “Code”), persons of training, experience and ability, and to attract new employees, directors, consultants and advisors whose services are considered valuable. In addition, the Plan is intended to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

                    The Company intends that certain options granted under the Plan constitute incentive stock options within the meaning of Section 422 of the Code (the “Incentive Options”), while certain other options granted under the Plan shall be nonqualified stock options (the “Nonqualified Options”). Incentive Options and Nonqualified Options are hereinafter referred to collectively as “Options.” Awards granted hereunder may be Incentive Options, Nonqualified Options or Stock Awards (each such grant referred to as, the “Award”), at the discretion of the Board and as reflected in the terms of the agreement pursuant to which such individual Award is granted pursuant to the Plan.

                    The Company further intends that the Plan meet the requirements of Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company under the Plan be exempt from the operation of Section 16(b) of the Exchange Act. The Plan is intended to (i) satisfy the performance-based compensation exception to the limitation on the Company’s tax deductions imposed by Section 162(m) of the Code with respect to those Awards for which qualification for such exception is intended and (ii) comply with the rules applicable to non-qualified deferred compensation plans as set forth in Section 409(A) of the Code to the extent such rules are applicable. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company’s intent as stated in this Section 1.

2.	Administration of the Plan.

                    The Board of Directors of the Company (the "Board") shall appoint and maintain as administrator of the Plan the Compensation/Stock Option Committee (the “Committee”) consisting of three or more members of the Board who are (i) “Non-Employee Directors” within the meaning of sub paragraph (b) of Rule 16b-3, (ii) “Outside Directors” within the meaning of Section 162(m) of the Code and (iii) independent under the standards set forth in Rule 4350 of the Rules of the National Association of Securities Dealers, Inc. The fact that a member of the Committee shall fail to qualify under the provisions of the preceding sentence shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan. The members of the Committee shall serve at the pleasure of the Board. The Committee, subject to Sections 3 and 6 hereof, shall have full power and authority (i) to designate recipients of Awards, (ii) to determine the terms and conditions of respective Award agreements (which need not be identical) (iii) to interpret the provisions and supervise the administration of the Plan, and (iv) grant Stock Awards. The Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options. To the extent that any Option does not qualify as an Incentive Option, it shall constitute and be considered a Nonqualified Option.

                    Subject to the provisions of the Plan, the Committee shall interpret the Plan and the terms of all Awards granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Awards granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Awards. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held. Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

                    In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan of Options or Stock as hereinafter defined does not meet the requirements of the first sentence of Section 2 hereof, or if there shall be no such Committee, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; provided, however, that options granted to the Company’s five (5) most highly compensated officers that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted as provided herein.

                    A consultant shall not be eligible for the grant of an option if, at the time of grant, a Registration Statement on Form S-8 (a “Form S-8”) under the Securities Act of 1933, as amended (the “Securities Act”), is not available to register either the offer or the sale of the Company’s securities to such consultant because of the nature of the services that such consultant is providing to the Company, or because the consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Registration Statement on Form S-3) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

3.	Designation of Grantees.

                    The persons eligible for participation in the Plan as recipients of Options (the "Optionees") or of other Awards (together with Optionees, the “Grantees”) shall include employees, directors, consultants and advisors to the Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company and the Subsidiaries. In selecting recipients of Awards, and in determining the number of shares to be covered by each Award granted to Grantees, the Committee may consider, among other criteria deemed pertinent, the office or position held by the Grantee or the Grantee’s relationship to the Company, the Grantee’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Grantee’s length of service, promotions potential and any other factors that the Committee may consider relevant. A Grantee who has been granted an Award hereunder may be granted an additional Award or Awards, if the Committee shall so determine.

4.	Stock Reserved for the Plan.

                    Subject to adjustment as provided in Section 7 hereof, a total of three million (3,000,000) shares of the Company’s Common Stock, $0.001 par value per share (the “Stock”), shall be subject to the Plan. The shares of Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by the Company or any Subsidiary of the Company, and such amount of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock that may remain unsold and that are not subject to outstanding Awards at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan, the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. Should any Award expire or be cancelled prior to its exercise in full or should the number of shares of Stock to be delivered upon the exercise in full of an Award be reduced for any reason, the shares of Stock theretofore subject to such Award may be subject to future Awards under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code.

5.	Terms and Conditions of Options.

                    Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

                    a.    Option Price. The purchase price of each share of Stock purchasable under an Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Stock on the date the Option is granted; provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock shall be at least 110% of the Fair Market Value per share of Stock on the date of grant. The exercise price for each Option shall be subject to adjustment as provided in Section 7 below. “Fair Market Value” means the closing price of publicly traded shares of Stock on the principal national securities exchange on which shares of Stock are listed (if the shares of Stock are so listed), or on the Nasdaq Stock Market (if the shares of Stock are regularly quoted on the Nasdaq Stock Market), or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded shares of Stock in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code. Anything in this Section 5(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Stock are listed.

                    b.    Exercisability. Except as otherwise provided under the Plan, no part of any Option may be exercised until the Optionee shall have remained in the employ of the Company for such period after the date on which the option is granted as the Committee may specify in the Option agreement or otherwise and the Option agreement may provide for exercisability in installments.

                    c.    Method of Exercise. An option, to the extent then exercisable, may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the exercise price, in cash, or by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) cash, (ii) in the form of Stock owned by the Optionee (based on the Fair Market Value of the Stock on the trading day before the Option is exercised) that is not the subject of any pledge or security interest, (iii) in the form of Stock withheld by the Company from the shares of Stock otherwise to be received with such withheld shares of Stock having a Fair Market Value on the date of exercise equal to the exercise price of the Option, or (iv) by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (iii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Stock received upon exercise of an Incentive Option. An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Stock purchased upon exercise of an Option after (i) the Optionee has given written notice of exercise and has paid in full for such shares and (ii) the Optionee has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

                    d.    Limit on Value of Incentive Option. The aggregate Fair Market Value, determined as of the date the Incentive Option is granted, of Stock for which Incentive Options are exercisable by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000, unless otherwise changed by the Code, the balance of which shall be treated as Nonqualified Options.

6.	Stock Awards.

                    a.    Stock Awards may be granted either alone, in addition to, or in tandem with other Awards granted under the Plan. After the Committee determines that it will grant a Stock Award, it will advise the Grantee in writing or electronically, by means of an “Award Agreement,” of the terms, conditions and restrictions, including vesting, if any, related to the offer, including the number of Shares that the Grantee shall be entitled to receive or purchase, the price to be paid, if any, and, if applicable, the time within which the Grantee must accept the offer. The offer shall be accepted by execution of an Award Agreement in the manner determined by the Committee; provided that Shares may be issued to a Grantee under a fully vested Stock Award without the issuance of an Award Agreement.

                    b.    Unless the Committee determines otherwise, the Award Agreement shall provide for the forfeiture of the non-vested common shares of the Company underlying such Stock Award upon the Grantee ceasing to be an employee, director, consultant or otherwise affiliated with the Company. To the extent any Shares remain non-vested at the time the Grantee ceases to be an employee, director, consultant or otherwise affiliated with the Company, the cessation of such status shall cause an immediate sale of such non-vested Shares to the Company at the original price per Common Share paid by the Grantee.

                    c.    The value of a Stock Award shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Stock on the date the Stock Award is granted; provided, however, that with respect to a Grantee who, at the time such Stock Award is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the assessed value per share of the Award Stock shall be at least 110% of the Fair Market Value per share of Stock on the date of grant. Anything in this Section 6(c) to the contrary notwithstanding, in no event shall the assessed value of the Stock Award be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Stock are listed.

7.	Terms of Plan and Grants.

                    a.    Expiration of Plan. No Award shall be granted under the Plan on or after June 30, 2015, but the term of Awards theretofore granted may extend beyond that date.

                    b.    Term. The term of each Award shall be fixed by the Committee, but in the case of Options, no Option shall be exercisable more than ten (10) years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five (5) years after the date such Incentive Option is granted.

                    c.    Acceleration of Vesting.   Upon the occurrence of a “Change in Control” (as hereinafter defined), the Committee shall accelerate the vesting and exercisability of outstanding Awards.

                    For purposes of the Plan, a Change in Control shall be deemed to have occurred if:

                               i.      a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

                               ii.     the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

                               iii.    the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

                               iv.    a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

                     For purposes of this Section 7(c), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act. In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company.

                     d.    Non-Transferability of Awards. Awards are not transferable and in the case of (i) Options, may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution, and (ii) Stock Awards, are subject to restrictions on transferability as required by the Securities Act of 1933, as amended. The Committee, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee or (ii) a member of the Optionee’s immediate family (or a trust for his or her benefit). Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Awards contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

                     e.    Termination by Reason of Death. Except as otherwise provided in Section 5(h), unless otherwise determined by the Committee, if any Grantee’s employment with or service to the Company or any Subsidiary terminates by reason of death, any Award held by such Grantee may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Grantee under the will of the Grantee for a period of one year after the date of such death or until the expiration of the stated term of such Award as provided under the Plan, whichever period is shorter.

                     f.    Termination by Reason of Disability. Except as otherwise provided in Section 5(h), unless otherwise determined by the Committee, if any Grantee’s employment with or service to the Company or any Subsidiary terminates by reason of disability, any Award held by such Grantee may thereafter be exercised, to the extent it was exercisable at the time of termination due to disability (or on such accelerated basis as the Committee shall determine at or after grant), for a period of one year after the date of such termination of employment or service or the expiration of the stated term of such Award, whichever period is shorter; provided, however, that, if the Grantee dies within such one year period, any unexercised Award held by such Grantee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year after the date of such death or for the stated term of such Award, whichever period is shorter. In the case of a Grantee employed under an employment agreement with the Company or any Subsidiary, the term disability as used herein shall have the meaning set forth in such employment agreement. In all other cases, the term disability shall have the meaning given it in any long-term disability plan of the Company, or if the Company maintains no such plan, such term shall mean the Grantee’s inability to engage in any substantial gainful activity by reason of a physical or mental impairment that can reasonably be expected to result in death or that has lasted or can reasonably be expected to last for a continuous period of not less than 180 days; provided, that when used in connection with the exercise of an Incentive Option following termination of employment, such term shall mean a disability within the meaning of Section 22(e)(3) of the Code.

                     g.    Other Termination. Unless otherwise determined by the Committee if any Grantee’s employment with the Company or any subsidiary or, in the case of non-employee Grantees, their service to the Company or any Subsidiary terminates for any reason other than death or disability, the Award shall thereupon terminate, except that the portion of any Award that was exercisable on the date of such termination of employment or service (as the case may be) may be exercised for the lesser of three months after the date of termination or the balance of such Award’s term, if the Grantee’s employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary without “cause.” For purposes of this Section 7(g), “cause” shall mean (i) any act of personal dishonesty taken by the Grantee in connection with his responsibilities as an employee and intended to result in substantial personal enrichment of the Grantee, (ii) the conviction of a felony, (iii) a willful act by the Grantee that constitutes gross misconduct and that is injurious to the Company, (iv) for a period of not less than thirty (30) days following delivery to the Grantee of a written demand for performance from the Company that describes the basis for the Company’s belief that the Grantee has not substantially performed his duties, continued violations by the Grantee of the Grantee ‘s obligations to the Company that are demonstrably willful and deliberate on the Grantee’s part or (v) as otherwise provided in an individual option grant.

The transfer of a Grantee from the employ of or service to the Company to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

                     h.    Five Year Employees. Notwithstanding anything contained in the Plan to the contrary in sections 6(e), 6(f) and 6(g), to the extent that a Grantee has been continuously employed by the Company or any Subsidiary in the five-year period immediately preceding the date of termination, then in the event of termination for any reason other than cause (as defined in Section 6(g)) all Awards held by the Grantee which are exercisable on the date of termination may be exercised by the Grantee for a period equal to the same term as originally granted (i.e., as if the Grantee remained employed by the Company to the full option term), or in the case of death of the Grantee, by the legal representative of the estate or by the legatee of the Grantee under the will of the Grantee; provided, however, to the extent that any Option which was an Incentive Option is exercised at a time when it no longer qualifies as an Incentive Option, then, without further action on the part of the Committee or the option holder, such Incentive Option shall be deemed a Nonqualified Option.

8.	Assumption of Awards by Successors; Adjustments Upon Changes in Capitalization.

                     a.    Except as otherwise provided in Section 5(b) hereof, in the event of (i) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company), (ii) the sale of all or substantially all of the assets of the Company, or (iii) any other merger, consolidation, acquisition of property or stock, separation or reorganization of or from the Company wherein the stockholders of the Company give up all of their equity interest in the Company, except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company (each of the foregoing, a “Corporate Transaction”), all outstanding Awards shall be assumed by the successor corporation, which assumption shall be binding on all Grantees. In the alternative, the successor corporation may substitute equivalent options or provide the same consideration to Grantees as was provided to stockholders in the Corporate Transaction (after taking into account the existing provisions of the Awards). Should the successor corporation fail to assume all outstanding Awards or to substitute equivalent Awards or provide similar consideration, the vesting of all outstanding Awards shall be accelerated in full and all Awards shall become immediately exercisable and the Awards shall terminate if not exercised at or prior to the Corporate Transaction. If the exercise of the foregoing right by the holder of an Incentive Option would be deemed to result in a violation of the Plan, then, without further act on the part of the Committee or the option holder, such Incentive Option shall be deemed a Nonqualified Option to the extent necessary to avoid any such violation.

                     b.    The existence of outstanding Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issuance of Stock or subscription rights thereto, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise; provided, however, that if the outstanding Stock or the number of shares thereof outstanding shall at any time be changed or exchanged by or in connection with a stock dividend, stock split, reverse split or combination of shares, recapitalization, or similar change in the capital structure of the Company without consideration, or if a substantial portion of the assets of the Company is distributed to the stockholders of the Company without consideration in a spin-off or other similar transaction, the number and kind of Stock subject to the Plan and subject to any Awards theretofore granted, and the Award prices, shall be appropriately and equitably adjusted. Any adjustment affecting an Incentive Option shall satisfy the requirements of Section 424 of the Code.

                     c.    Adjustments under this Section 8 shall be made by the Committee whose determination as to what adjustments, if any, shall be made, and the extent thereof, shall be final.

9.	Purchase for Investment.

                     Unless the Awards and shares covered by the Plan have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the Company has determined that such registration is unnecessary, each person exercising an Award under the Plan may be required by the Company to give a representation in writing that he is acquiring the shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

10.	Taxes.

                     The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Awards granted under the Plan with respect to the withholding of any taxes (including income or employment taxes) or any other tax matters. As a condition of exercise of an Award, each Grantee agrees that (i) no later than the date of exercise of such Award, such Grantee shall pay to the Company or make arrangements satisfactory to the Company regarding payment of all federal, state and local taxes of any kind required by law to be withheld upon the exercise of such Award; and (ii) the Company shall, to the extent required or permitted by law, have the right to deduct federal, state and local and employment taxes required or permitted by law to be withheld upon the exercise of such Award from payment of any kind otherwise due to such Grantee.

11.	Effective Date of Plan.

                     The Plan shall be effective on July 1, 2005, but no Awards shall be granted under the Plan, as amended, until such time that the Plan shall be approved by majority vote of the Company’s stockholders.

12.	Amendment and Termination.

                     The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Grantee under any Award theretofore granted without his consent, and except that no amendments shall be made which, without the approval of the stockholders of the Company would:

                     a.    except as otherwise provided in Section 8(b) hereof, reduce the exercise price of outstanding Awards or effect repricing through cancellation and re-grants of new Awards;

                     b.    increase the number of shares that may be issued under the Plan, except as is provided in Section 8;

                     c.    materially increase the benefits accruing to the Grantees under the Plan;

                     d.    materially modify the requirements as to eligibility for participation in the Plan;

                     e.    decrease the exercise price of an Award to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof; or

                     f.    extend the term of any Award beyond that provided for in Section 7(b).

                     Subject to the foregoing, the Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Grantee without his consent.

13.	Government Regulations.

                     The Plan, and the grant and exercise of Awards hereunder, and the obligation of the Company to sell and deliver Stock under such Awards, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, or national securities exchanges and interdealer quotation systems as may be required.

14.	General Provisions.

                     a.    Certificates. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities laws, any stock exchange or interdealer quotation system upon which the Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

                     b.    Continued Service. The adoption of the Plan shall not confer upon any Grantee who is an employee of the Company or any Subsidiary any right to continued employment or, in the case of an Grantee who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

                     c.    Limitation of Liability. No member of the Board or the Committee, or any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

                     d.    Registration of Stock. Notwithstanding any other provision in the Plan, no Option may be exercised, and no Stock Award may be issued, unless and until the Stock to be issued upon the exercise, or with respect to a Stock Award, upon the issuance, thereof has been registered under the Securities Act and applicable state securities laws, or is, in the opinion of counsel to the Company, exempt therefrom. The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock Awards or any Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock subject to such Option, although the Company may in its sole discretion register such Stock or Stock Awards at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Company may also give appropriate stop transfer instructions with respect to such Stock to the Company’s transfer agent.

                     e.    Governing Law. The laws of the state of Florida shall govern all questions concerning the construction, validity and interpretation of the Plan, without regard to such state’s choice of law rules.

                     f.    Internal Revenue Code of 1986. All references herein to the Code shall be deemed references to the Code and to all Treasury Regulations promulgated thereunder.

ELECTRO ENERGY INC.

Dated:

APPENDIX B

AMENDED AND RESTATED BY-LAWS
BY-LAWS
OF
ELECTRO ENERGY, INC.

ARTICLE I

OFFICES

Section 1. PRINCIPAL OFFICE. The principal office for the transaction of business of the corporation shall be fixed or may be changed by approval of a majority of the authorized Directors, and additional offices may be established and maintained at such other place or places as the Board of Directors may from time to time designate.

Section 2. OTHER OFFICES. Branch or subordinate offices may at any time be established by the Board of Directors at any place or places where the corporation is qualified to do business.

ARTICLE II

DIRECTORS — MANAGEMENT

Section 1. RESPONSIBILITY OF BOARD OF DIRECTORS. Subject to the provisions of applicable law and to any limitations in the Articles of Incorporation of the corporation relating to action required to be approved by the Shareholders, or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors. The Board may delegate the management of the day-to-day operation of the business of the corporation to an executive committee or others, provided that the business and affairs of the corporation shall be managed and all corporate powers shall be exercised under the ultimate direction of the Board.

Section 2. STANDARD OF CARE. Each Director shall perform the duties of a Director, including the duties as a member of any committee of the Board upon which the Director may serve, in good faith, in a manner such Director believes to be in the best interests of the corporation, and with such care, including reasonable inquiry, as an ordinary prudent person in a like position would use under similar circumstances.

Section 3. NUMBER AND QUALIFICATION OF DIRECTORS. The authorized number of Directors shall be up to fifteen (15) until changed by a duly adopted amendment to the Articles of Incorporation or by an amendment to this by-law adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote.

Section 4. ELECTION AND TERM OF OFFICE OF DIRECTORS. Three Directors shall be elected at each annual meeting of the Shareholders to hold office until the next annual meeting. Each Director, including a Director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified. The election of Directors shall be on a staggered basis. Dependent on the total number of Directors approved, election shall be for no more than twenty percent (20%) of the Board of Directors in any given year when the total number of Directors exceeds five (5) Directors.

Section 5. VACANCIES. Vacancies in the Board of Directors may be filled by a majority of the remaining Directors, though less than a quorum, or by a sole remaining Director, except that a vacancy created by the removal of a Director by the vote or written consent of the Shareholders or by court order may be filled only by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of holders of a majority of the outstanding shares entitled to vote. Each Director so elected shall hold office until the next annual meeting of the Shareholders and until a successor has been elected and qualified.

A vacancy or vacancies in the Board of Directors shall be deemed to exist in the event of the death, resignation, or removal of any Director, or if the Board of Directors by resolution declares vacant the office of a Director who has been declared of unsound mind by an order of court or convicted of a felony, or if the authorized number of Directors is increased, or if the Shareholders fail, at any meeting of Shareholders at which any Director or Directors are elected, to elect the number of Directors to be voted for at that meeting.

The Shareholders may elect a Director or Directors at any time to fill any vacancy or vacancies not filled by the Directors, but any such election by written consent shall require the consent of a majority of the outstanding shares entitled to vote.

Any Director may resign effective on giving written notice to the Chairman of the Board, the President, the Secretary, or the Board of Directors, unless the notice specifies a later time for that resignation to become effective. If the resignation of a Director is effective at a future time, the Board of Directors may elect a successor to take office when the resignation becomes effective.

No reduction of the authorized number of Directors shall have the effect of removing any Director before that Directors’ term of office expires.

Section 6. REMOVAL OF DIRECTORS. Subject to applicable law, the entire Board of Directors or any individual Director may be removed from office. In such case, the remaining Board members may elect a successor Director to fill such vacancy for the remaining unexpired term of the Director so removed.

Section 7. NOTICE, PLACE AND MANNER OF MEETINGS. Meetings of the Board of Directors may be called by the Chairman of the Board, or the President, or any Vice President, or the Secretary, or any one (1) Director and shall be held at the principal executive office of the corporation, unless some other place is designated in the notice of the meeting. Members of the Board may participate in a meeting through use of a conference telephone or similar communications equipment so long as all members participating in such a meeting can hear one another. Accurate minutes of any meeting of the Board or any committee thereof, shall be maintained by the Secretary or other officer designated for that purpose.

Section 8. ORGANIZATIONAL MEETINGS. The organizational meetings of the Board of Directors shall be held immediately following the adjournment of the Annual Meetings of the Shareholders.

Section 9. OTHER REGULAR MEETINGS. Regular meetings of the Board of Directors shall be held at such time, date and place as shall be designated by the Board of Directors.

Section 10. SPECIAL MEETINGS — NOTICES — WAIVERS. Special meetings of the Board may be called at any time by the President or, if he or she is absent or unable or refuses to act, by any Vice President or the Secretary or by any one (1) Director if only one is provided.

At least forty-eight (48) hours notice of the time and place of special meetings shall be delivered personally to the Directors or personally communicated to them by a corporate officer by telephone or telegraph. If the notice is sent to a Director by letter, it shall be addressed to him or her at his or her address as it is shown upon the records of the corporation, or if it is not so shown on such records or if not readily ascertainable, at the place in which the meetings of the Directors are regularly held. In case such notice is mailed, it shall be deposited in the United States mail, postage prepaid, in the place in which the principal executive officer of the corporation is located at least four (4) days prior to the time of the holding of the meeting. Such mailing, telegraphing, telephoning or delivery as above provided shall be due, legal and personal notice to such Director.

When all of the Directors are present at any Directors’ meeting, however, called or noticed, and either (i) sign a written consent thereto on the records of such meeting, or, (ii) if a majority of the Directors is present and if those not present sign a waiver of notice of such meeting or a consent to holding the meeting or an approval of the minute thereof, whether prior to or after the holding of such meeting, which said waiver, consent or approval shall be filed with the Secretary of the corporation, or, (iii) if a Director attends a meeting without notice but without protesting, prior thereto or at its commencement, the lack of notice, then the transactions thereof are as valid as if had at a meeting regularly called and noticed.

Section 11. DIRECTORS’ ACTION BY UNANIMOUS WRITTEN CONSENT. Any action required or permitted to be taken by the Board of Directors may be taken without a meeting and with the same force and effect as if taken by a unanimous vote of Directors, if authorized by a writing signed individually or collectively by all members of the Board. Such consent shall be filed with the regular minutes of the Board.

Section 12. QUORUM. A majority of the number of Directors as fixed by the Articles of Incorporation or By-Laws shall be necessary to constitute a quorum for the transaction of business, and the action of a majority of the Directors present at any meeting at which there is a quorum, when duly assembled, is valid as a corporate act; provided that a minority of the Directors, in the absence of a quorum, may adjourn from time to time, but may not transact any business. A meeting at which a quorum is initially present may continue to transact business, notwithstanding the withdrawal of Directors, if any action taken is approved by a majority of the required quorum for such meeting.

Section 13. NOTICE OF ADJOURNMENT. Notice of the time and place of holding an adjourned meeting need not be given to absent Directors if the time and place be fixed at the meeting adjourned and held within twenty-four (24) hours, but if adjourned more than twenty-four (24) hours, notice shall be given to all Directors not present at the time of the adjournment.

Section 14. COMPENSATION OF DIRECTORS. Directors, as such, shall not receive any stated salary for their services, but by resolution of the Board a fixed sum and expense of attendance, if any, may be allowed for attendance at each regular and special meeting of the Board; provided that nothing herein contained shall be construed to preclude any Director from serving the corporation in any other capacity and receiving compensation therefor.

Section 15. COMMITTEES. Committees of the Board may be appointed by resolution passed by a majority of the whole Board. Committees shall be composed of two (2) or more members of the Board and shall have such powers of the Board as may be expressly delegated to it by resolution of the Board of Directors, except those powers expressly made non-delegable by applicable law.

Section 16. ADVISORY DIRECTORS. The Board of Directors from time to time may elect one or more persons to be Advisory Directors who shall not by such appointment be members of the Board of Directors. Advisory Directors shall be available from time to time to perform special assignments specified by the President, to attend meetings of the Board of Directors upon invitation and to furnish consultation to the Board. The period during which the title shall be held may be prescribed by the Board of Directors. If no period is prescribed, the title shall be held at the pleasure of the Board.

Section 17. RESIGNATIONS. Any Director may resign effective upon giving written notice to the Chairman of the Board, the President, the Secretary or the Board of Directors of the Corporation, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation is effective at a future time, a successor may be elected to take office when the resignation becomes effective.

ARTICLE III

OFFICERS

Section 1. OFFICERS. The Officers of the corporation shall be a President, a Secretary, and a Treasurer. The corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, one or more Vice Presidents, one or more Assistant Secretaries, or one or more Assistant Treasurers, and such other Officers as may be appointed in accordance with the provisions of Section 3 of this Article. Any number of offices may be held by the same person.

Section 2. ELECTION. The Officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article, shall be chosen annually by the Board of Directors, and each shall hold office until he or she shall resign or shall be removed or otherwise disqualified to serve or a successor shall be elected and qualified.

Section 3. SUBORDINATE OFFICERS, ETC. The Board of Directors may appoint such other Officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided by the By-Laws or as the Board of Directors may from time to time determine.

Section 4. REMOVAL AND RESIGNATION OF OFFICERS. Subject to the rights, if any, of any officer under any contract of employment, any officer may be removed, either with or without cause, by the Board of Directors, at any regular or special meeting of the Board, or except in case of an Officer chosen by the Board of Directors by any Officer upon whom such power of removal may be conferred by the Board of Directors.

Any Officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

Section 5. VACANCIES. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filed in the manner prescribed in the By-Laws for regular appointment to that office.

Section 6. CHAIRMAN OF THE BOARD. The Chairman of the Board, if such an officer be elected, shall, if present, preside at meetings of the Board of Directors and exercise and perform such other powers and duties as may be from time to time assigned by the Board of Directors or prescribed by the By-Laws. If there is no President, the Chairman of the Board shall in addition be the Chief Executive Officer of the corporation and shall have the powers and duties prescribed in

Section 7. PRESIDENT/CHIEF EXECUTIVE OFFICER. Subject to such supervisory powers, if any, as may be given by the Board of Directors to the chairman of the Board, if there be such an officer, the President shall be the Chief Executive Officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and Officers of the corporation. He or she shall preside at all meetings of the Shareholders and in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board of Directors. The President shall be ex officio a member of all the standing committees, including the Executive Committee, if any, and shall have the general powers and duties of management usually vested in the office of President of a corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or the By-Laws.

Section 8. VICE PRESIDENT. In the absence or disability of the President, the Vice Presidents, if any, in order of their rank as fixed by the Board of Directors, or if not ranked, the Vice President designated by the Board of Directors, shall perform all the duties of the President, and when so acting shall have all the powers of, and be subject to, all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors or the By-Laws.

Section 9. SECRETARY. The Secretary shall keep, or cause to be kept, a book of minutes at the principal office or such other place as the Board of Directors may order, of all meetings of Directors and Shareholders, with the time and place of holding, whether regular or special, and if special, how authorized, the notice thereof given, the names of those present at Directors’ meetings, the number of shares present or represented at Shareholders’ meetings and the proceedings thereof.

The Secretary shall keep, or cause to be kept, at the principal office or at the office of the corporation’s transfer agent, a share register, or duplicate share register showing the names of the Shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

The Secretary shall give, or cause to be given, notice of all the meetings of the Shareholders and of the Board of Directors required by the By-Laws or by law to be given. He or she shall keep the seal of the corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by the By-Laws.

Section 10. CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained in accordance with generally accepted accounting principles, adequate and correct accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, earnings (or surplus) and shares. The books of accounts shall at all reasonable times be open to inspection by any Director.

This officer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the Board of Directors. He or she shall disburse the funds of the corporation as may be ordered by the Board of Directors, shall render to the President and Directors, whenever they request it, an account of all of his or her transactions and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or the By-Laws.

ARTICLE IV

SHAREHOLDERS’ MEETINGS

Section 1. PLACE OF MEETINGS. All meetings of the Shareholders shall be held at the principal executive office of the corporation unless some other appropriate and convenient location be designated for that purpose from time to time by the Board of Directors.

Section 2. ANNUAL MEETINGS. The annual meetings of the Shareholders shall be held, each year, at such time and place and on such day as the Board of Directors shall designate. At the annual meeting, the Shareholders shall elect a Board of Directors, consider reports of the affairs of the corporation and transact such other business as may be properly brought before the meeting.

Section 3. SPECIAL MEETINGS. Special meetings of the Shareholders may be called at any time by the Board of Directors, the Chairman of the Board, the President, a Vice President, the Secretary, or by one or more Shareholders holding not less than one-tenth (1/10) of the voting power of the corporation. Except as next provided, notice shall be given as for the annual meeting.

Upon receipt of a written request addressed to the Chairman, President, Vice President, or Secretary, mailed or delivered personally to such officer by any person (other than the Board) entitled to call a special meeting of Shareholders, such Officer shall cause notice to be given, to the Shareholders entitled to vote, that a meeting will be held at a time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after the receipt of such request. If such notice is not given within twenty (20) days after receipt of such request, the persons calling the meeting may give notice thereof in the same manner provided by these By-Laws.

Section 4. NOTICE OF MEETINGS — REPORTS. Notice of meetings, annual or special, shall be given in writing not less than ten (10) nor more than sixty (60) days before the date of the meeting to Shareholders entitled to vote thereat. Such notice shall be given by the Secretary or the Assistant Secretary, or if there be no such officer, or in the case of his or her neglect or refusal, by any Director or Shareholder.

Such notices or any reports shall be given personally or by mail and shall be sent to the Shareholder’s address appearing on the books of the corporation, or supplied by him or her to the corporation for the purpose of the notice.

Notice of any meeting of Shareholders shall specify the place, the day and the hour of meeting, and (1) in case of a special meeting, the general nature of the business to be transacted and no other business may be transacted, or (2) in the case of an annual meeting, those matters which Board at date of mailing, intends to present for action by the Shareholders. At any meetings where Directors are to be elected notice shall include the names of the nominees, if any, intended at date of notice to be presented by management for election.

If a Shareholder supplies no address, notice shall be deemed to have been given if mailed to the place where the principal executive office of the corporation is situated, or published at least once in some newspaper of general circulation in the County of said principal office.

Notice shall be deemed given at the time it is delivered personally or deposited in the mail or sent by other means of written communication. The Officer giving such notice or report shall prepare and file an affidavit or declaration thereof.

When a meeting is adjourned for forty-five (45) days or more, notice of the adjourned meeting shall be given as in case of an original meeting. Save, as aforesaid, it shall not be necessary to give any notice of adjournment or of the business to be transacted at an adjourned meeting other than by announcement at the meeting at which said adjournment is taken.

Section 5. WAIVER OF NOTICE OR CONSENT BY ABSENT SHAREHOLDERS. The transactions of any meeting of Shareholders, however called and notice, shall be valid as through had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each of the Shareholders entitled to vote, not present in person or by proxy, sign a written waiver of notice, or a consent to the holding of such meeting or an approval shall be filed with the corporate records or made a part of the minutes of the meeting. Attendance shall constitute a waiver of notice, unless objection shall be made as provided in applicable law.

Section 6. SHAREHOLDERS ACTING WITHOUT A MEETING — DIRECTORS. Any action which may be taken at a meeting of the Shareholders, may be taken without a meeting or notice of meeting if authorized by a writing signed by all of the Shareholders entitled to vote at a meeting for such purpose, and filed with the Secretary of the corporation, provided, further, that while ordinarily Directors can be elected by unanimous written consent, if the Directors fail to fill a vacancy, then a Director to fill that vacancy may be elected by the written consent of persons holding a majority of shares entitled to vote for the election of Directors.

Section 7. OTHER ACTIONS WITHOUT A MEETING. Unless otherwise provided for under applicable law or the Articles of Incorporation, any action which may be taken at any annual or special meeting of Shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize to take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Unless the consents of all Shareholders entitled to vote have been solicited in writing,

(1)     Notice of any Shareholder approval without a meeting by less than unanimous written consent shall be given at least ten (10) days before the consummation of the action authorized by such approval, and

(2)     Prompt notice shall be given of the taking of any other corporate action approved by Shareholders without a meeting be less than unanimous written consent, to each of those Shareholders entitled to vote who have not consented in writing.

Any Shareholder giving a written consent, or the Shareholder’s proxy holders, or a transferee of the shares of a personal representative of the Shareholder or their respective proxy holders, may revoke the consent by a writing received by the corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the Secretary of the corporation, but may not do so thereafter. Such revocation is effective upon its receipt by the Secretary of the corporation.

Section 8. QUORUM. The holder of a majority of the shares entitled to vote thereat, present in person, or represented by proxy, shall constitute a quorum at all meetings of the Shareholders for the transaction of business except as otherwise provided by law, by the Articles of Incorporation, or by these By-Laws. If, however, such majority shall not be present or represented at any meeting of the Shareholders, the shareholders entitled to vote thereat, present in person, or by proxy, shall have the power to adjourn the meeting from time to time, until the requisite amount of voting shares shall be present. At such adjourned meeting at which the requisite amount of voting shares shall be represented, any business may be transacted which might have been transacted at a meeting as originally notified.

If a quorum be initially present, the Shareholders may continue to transact business until adjournment, notwithstanding the withdrawal of enough Shareholders to leave less than a quorum, if any action taken is approved by a majority of the Shareholders required to initially constitute a quorum.

Section 9. VOTING. Only persons in whose names shares entitled to vote stand on the stock records of the corporation on the day of any meeting of Shareholders, unless some other day be fixed by the Board of Directors for the determination of Shareholders of record, and then on such other day, shall be entitled to vote at such meeting.

Provided the candidate’s name has been placed in nomination prior to the voting and one or more Shareholders has given notice at the meeting prior to the voting of the Shareholder’s intent to cumulate the Shareholder’s votes, every Shareholder entitled to vote at any election for Directors of any corporation for profit may cumulate their votes and give one candidate a number of votes equal to the number of Directors to be elected multiplied by the number of votes to which his or her shares are entitled to, or distribute his or her votes on the same principle among as many candidates as he or she thinks fit.

The candidates receiving the highest number of votes up to the number of Directors to be elected are elected.

The Board of Directors may fix a time in the future not less than ten (10) nor more than sixty (60) days preceding the date of any meeting of Shareholders or the date fixed for the payment of any dividend or distribution, or for the allotment of rights, or when any change or conversion or exchange of shares shall go into effect, as a record date for the determination of the Shareholders entitled to notice of and to vote at any such meeting, or entitled to receive any such dividend or distribution, or any allotment of rights or to exercise the rights in respect to any such change, conversion or exchange of shares. In such case only Shareholders of record on the date so fixed shall be entitled to notice of and to vote at such meeting, to receive such dividends, distribution or allotment of rights, or to exercise such rights, as the case may be notwithstanding any transfer of any share on the books of the corporation after any record date fixed as aforesaid.

The Board of Directors may close the books of the corporation against transfers of shares during the whole or any part of such period.

Section 10. PROXIES. Every Shareholder entitled to vote, or to execute consents, may do so, either in person or by written proxy, executed in accordance with the provisions of applicable law filed with the Secretary of the corporation.

Section 11. ORGANIZATION. The President, or in the absence of the President, any Vice President, shall call the meeting of the Shareholders to order, and shall act as Chairman of the meeting. In the absence of the President and all of the Vice Presidents, Shareholders shall appoint a Chairman for such meeting. The Secretary of the corporation shall act as Secretary of all meetings of the Shareholders, but in the absence of the Secretary at any meeting of the Shareholders, the presiding officer may appoint any person to act as Secretary of the meeting.

Section 12. INSPECTORS OF ELECTION. In advance of any meeting of Shareholders, the Board of Directors may, if they so elect, appoint inspectors of election to act at such meeting or any adjournment thereof. If inspectors of election be not so appointed, or if any persons so appointed fail to appear or refuse to act, the chairman of any such meeting may, and on the request of any Shareholder or his or her proxy shall, make such appointment at the meeting in which case the number of inspectors shall be either one (1) or three (3) as determined by a majority of the Shareholders represented at the meeting.

ARTICLE V

CERTIFICATES AND TRANSFER OF SHARES

Section 1. CERTIFICATES FOR SHARES. Except to the extent that shares may be uncertificated pursuant to the provisions of the Articles of Incorporation and any applicable By-laws of the Corporation, certificates for shares shall be of such form and devise as the Board of Directors may designate and shall state the name of the record holder of the shares represented thereby; its number; date of issuance; the number of shares for which it is issued; a statement of the rights, privileges preferences and restriction, if any; a statement as to the redemption nor conversion, if any; a statement of liens or restrictions upon transfer of voting, if any; if the shares be assessable or, if the assessments are collectible by personal action, a plain statement of such facts.

Except to the extent that shares may be uncertificated, all certificates shall be signed in the name of the corporation by the Chairman of the Board or Vice Chairman of the Board or the President or Vice President and by the Chief Financial Officer or an Assistant Treasurer or the Secretary or any Assistant Secretary, certifying the number of shares and the class or series of shares owned by the Shareholder.

Except to the extent that shares may be uncertificated, any or all of the signatures on the certificate may be facsimile. In case any Officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed on a certificate shall have ceased to be that Officer, transfer agent, or registrar before that certificate is issued, it may be issued by the corporation with the same effect as if that person were an Officer, transfer agent, or registrar at the date of issuance.

Section 2. TRANSFER ON THE BOOKS. Upon surrender to the Secretary or transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

Section 3. LOST OR DESTROYED CERTIFICATES. Except where shares are to be uncertificated, any person claiming a certificate of stock to be lost or destroyed shall make an affidavit or affirmation of that fact and shall, if the Directors so require, give the corporation a bond of indemnity, in form and with one or more sureties satisfactory to the Board, of the stock represented by said certificate may be issued in the number of shares as the one alleged in at least double the value certificate, whereupon a new same tender and for the same to be lost or destroyed.

Section 4. TRANSFER AGENTS AND REGISTRARS. The Board of Directors may appoint one or more transfer agents or transfer clerks, and one or more registrars which shall be an incorporated bank or trust company, either domestic or foreign, who shall be appointed at such times and places as the requirements of the corporation may necessitate and the Board of Directors may designate.

Section 5. CLOSING STOCK TRANSFER BOOKS — RECORD DATE. In order that the corporation may determine the Shareholders entitled to notice of any meeting or to vote or entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect to any other lawful action, the Board may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days prior to the date of such meeting nor more than sixty (60) days prior to any other action.

If no record date is fixed; the record date for determining Shareholders entitled to notice of or to vote at a meeting of Shareholders shall be at the close of business on the business day next preceding the day on which notice is given or if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held. The record date for determining Shareholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the Board is necessary, shall be the day on which the first written consent is given.

The record date for determining Shareholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto, or the sixtieth (60th) day prior to the date of such other action, whichever is later.

Section 6.     UNCERTIFICATED SECURITIES. Any or all classes or series of shares of stock, or any part thereof may be uncertificated shares to the extent determined by the Board of Directors of the Corporation from time to time. However, in no event shall shares represented by a certificate be deemed uncertificated until the certificate is surrendered to the Corporation.

ARTICLE VI

RECORDS — REPORTS — INSPECTION

Section 1. RECORDS. The corporation shall maintain, in accordance with generally accepted accounting principles, adequate and correct accounts, books and records of its business and properties. All of such books, records and accounts shall be kept at its principal executive office as fixed by the Board of Directors from time to time.

Section 2. INSPECTION OF BOOKS AND RECORDS. All books and records shall be open to inspection of the Directors and Shareholders from time to time and in the manner provided under applicable law.

Section 3. CERTIFICATION AND INSPECTION OF BY-LAWS. The original or a copy of these By-Laws, as amended or otherwise altered to date, certified by the Secretary, shall be kept at the corporation’s principal executive office and shall be open to inspection by the Shareholders at all reasonable times during office hours.

Section 4. CHECK, DRAFTS, ETC. All checks, drafts, or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by such person or persons and in such manner as shall be determined from time to time by the Board of Directors.

Section 5. CONTRACT, ETC. — HOW EXECUTED. The Board of Directors, except as in the By-Laws otherwise provided, may authorize any Officer or Officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation. Such authority may be general or confined to specific instances. Unless so authorized by the Board of Directors, no Officer, agent or employee shall have any power or authority to bind the corporation by any contract or agreement, or to pledge its credit, or to render it liable for any purpose or to any amount except as may be provided under applicable law.

ARTICLE VII

ANNUAL REPORTS

Section 1. REPORT TO SHAREHOLDERS, DUE DATE. The Board of Directors shall cause an annual report to be sent to the Shareholders not later than one hundred twenty (120) days after the close of the fiscal or calendar year adopted by the corporation. This report shall be sent at least fifteen (15) days before the annual meeting of Shareholders to be held during the next fiscal year and in the manner specified in Section 4 of the Article IV of these By-Laws for giving notice to Shareholders of the corporation. The annual report shall contain a balance sheet as of the end of the fiscal year and an income statement and statement of changes in financial position for the fiscal year, accompanied by any report of independent accountants or, if there is no such report, the certificate of an authorized officer of the corporation that the statements were prepared without audit from the books and records of the corporation. No report shall be necessary in the event the corporation transacts no business and is not a fully operational entity during the course of the fiscal year.

ARTICLE VIII

AMENDMENTS TO BY-LAWS

Section 1. AMENDMENT BY SHAREHOLDERS. New By-Laws may be adopted or these By-Laws may be amended or repealed by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that if the Articles of Incorporation of the corporation set forth the number of authorized Directors of the corporation, the authorized number of Directors may be changed only by an amendment of the Article of Incorporation.

Section 2. POWERS OF DIRECTORS. Subject to the right of the Shareholders to adopt, amend or repeal By-Laws, as provided in Section 1 of this Article VIII, and the limitations, if any, under law, the Board of Directors may adopt, amend or repeal any of these By-Laws other than a By-Law or amendment thereof changing the authorized number of Directors.

Section 3. RECORD OF AMENDMENTS. Whenever an amendment or new By-Law is adopted, it shall be copied in the book of By-Laws with the original By-Laws, in the appropriate place. If any By-Law is repealed, the fact of repeal with the date of the meeting at which the repeal was enacted or written assent was filed shall be stated in said book.

ARTICLE IX

CORPORATE SEAL

Section 1. SEAL. The corporate seal shall be circular in form, and shall have inscribed thereon the name of the corporation, the date and State of incorporation.

ARTICLE X

MISCELLANEOUS

Section 1. REPRESENTATION OF SHARES IN OTHER CORPORATIONS. Shares of other corporations standing in the name of the corporation may be voted or represented and all incidents thereto may be exercised on behalf of the corporation by the Chairman of the Board, the President or any Vice President and the Secretary or an Assistant Secretary.

Section 2. SUBSIDIARY CORPORATIONS. Shares of this corporation owned by a subsidiary shall not be entitled to vote on any matter. A subsidiary for these purposes is defined as a corporation, the shares of which possessing more than 25% of the total combined voting power of all classes of shares entitled to vote, are owned directly or indirectly through one (1) or more subsidiaries.

Section 3. INDEMNITY. Subject to applicable law, the corporation may indemnify any Director, Officer, agent or employee as to those liabilities and on those terms and conditions as appropriate. In any event, the corporation shall have the right to purchase and maintain insurance on behalf of any such persons whether or not the corporation would have the power to indemnify such person against the liability insured against.

Section 4. ACCOUNTING YEAR. The accounting year of the corporation shall be fixed by resolution of the Board of Directors.

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

ANNUAL MEETING OF STOCKHOLDERS OF

ELECTRO ENERGY, INC.

December 14, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED APPOINTS MICHAEL E. REED AND TIMOTHY E. COYNE AND EACH OF THEM, AS PROXIES OF THE UNDERSIGNED, WITH THE FULL POWER OF SUBSTITUTION, AND AUTHORIZES EACH OF THEM TO REPRESENT AND VOTE, AS DESIGNATED ON THE REVERSE HEREOF, ALL OF THE SHARES OF COMMON STOCK OF ELECTRO ENERGY, INC., HELD OF RECORD BY THE UNDERSIGNED AT THE CLOSE OF BUSINESS ON NOVEMBER 9, 2007 AT THE ANNUAL MEETING OF STOCKHOLDERS OF ELECTRO ENERGY, INC. TO BE HELD ON DECEMBER 14, 2007 OR AT ANY ADJOURNMENT THEREOF.

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD TO THE COMPANY PROMPTLY.

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

1(a). To elect one director to serve until the next annual stockholders meeting of 2008 or until his successor is duly elected and qualified:
ELECTION OF DIRECTORS		FOR the nominee listed below		WITHHOLD AUTHORITY to vote for the nominee listed below
Nominees: 01 Larry G. Schafran

1(b). To elect three directors to serve until the annual stockholders meeting of 2009 or until their successors are duly elected and qualified:
ELECTION OF DIRECTORS		FOR all nominees listed below		WITHHOLD AUTHORITY to vote for all nominees listed below		FOR ALL EXCEPT as indicated to the contrary below

Nominees: 01 Dr. Robert Hamlen, 02 William Wylam and 03. Michael E. Reed

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below:

EXCEPTIONS

2. To approve the amendments to the proposed Electro Energy, Inc. 2005 Stock Option and Incentive Plan.
	FOR		AGAINST		ABSTAIN

3. To approve an increase in number of authorized shares of Common Stock
	FOR		AGAINST		ABSTAIN

4. To approve the proposed amendments to the Company’s By-Laws
	FOR		AGAINST		ABSTAIN

5. To ratify the appointment of Marcum & Kliegman LLP as the independent registered public accounting firm of Electro Energy, Inc. for the fiscal year ending December 31, 2007.
	FOR		AGAINST		ABSTAIN

6. In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the meeting and upon other matters as may properly come before the meeting.
	FOR		AGAINST		ABSTAIN

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The Board of Directors recommends a vote FOR the directors listed above and a vote FOR each of the listed proposals. This Proxy, when properly executed, will be voted as specified above. THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED. THIS PROXY WILL BE VOTED AS DIRECTED OR IF NO SPECIFICATION IS MADE AND THIS PROXY IS RETURNED, THIS PROXY WILL BE VOTED IN FAVOR OF THE ELECTION OF THE NOMINEES LISTED ABOVE AND IN FAVOR OF THE OTHER PROPOSALS.

Please sign exactly as the name appears on your stock certificate. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Please print the name(s) appearing on each stock certificate(s) over which you have voting authority:

(Print name(s) on certificate)

(Signature and Title, if applicable)	Date

(Signature, Joint Owner)	Date